As filed with the Securities and Exchange Commission on May 3, 1999

                                             Registration No. 2-68061
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                    FORM S-6

                       Post-Effective Amendment No. 26 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933
                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)
                              --------------------

                            RONALD J. BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)
                              --------------------

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036
                              --------------------

It is proposed that this filing become effective(check appropriate box)

 [ ]immediately upon filing pursuant to paragraph (b) of Rule 485
 ---

 [X]on May 3, 1999 pursuant to paragraph (b) of Rule 485
 ---
 [ ]60 days after filing pursuant to paragraph (a)(1) of Rule 485
 ---
 [ ]on (date) pursuant to paragraph (a)(1) of Rule 485
 ---

If appropriate check the following box

 [ ]this post-effective amendment designates a new effective date for a
 ---
previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1998 pursuant to Rule 24f-2 on March 23, 1999.

                             CROSS-REFERENCE TABLE



Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------
1, 2                             Cover, The Account and The Series
                                 Fund, JHVLICO and John Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Fund, State
                                 Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Principal Policy Provisions

10(f)                            Voting Privileges

10(g),(h)                        Changes in Applicable Laws--Funding  and otherwise

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and
                                 The Series Fund

11, 12                           Summary of Policies, The Account and
                                 The SeriesFund, Distribution of Policies

13                               Charges and Expenses,
                                 Appendix--Illustration of Death
                                 Benefits, Cash Values
                                 and Accumulated Premiums

14, 15                           Summary of Policies, Premiums

16                               The Account and The Series Fund

17                               Summary of Policies, Principal
                                 Policy Provisions

18                               The Account and The Series Fund,
                                 Tax Considerations

19                               Reports

20                               Changes in Applicable Law--Funding and
                                 Otherwise

21                               Principal Policy Provisions

22                               Principal Policy Provisions

23                               Distribution of Policies

24                               Not Applicable

25                               JHVLICO and John Hancock

26                               Not Applicable

27,28,29,30                      JHVLICO and John Hancock, Management

31,32,33,34                      Not Applicable

35                               JHVLICO and John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 JHVLICO and John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and The Series Fund,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits,Cash Values
                                 and Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Fund,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Surrender Values
                                 and Accumulated Values

47, 48, 49, 50                   Not Applicable

51                               Principal Policy Provisions,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and The Series Fund,
                                 Changes in Applicable Law--Funding and
                                 Otherwise

53,54,55                         Not Applicable

56,57,58                         Not Applicable

59                               Financial Statements

                           PROSPECTUS DATED MAY 3, 1999

                           ANNUAL PREMIUM VARIABLE LIFE

                scheduled premium variable life insurance policies
                                    issued by

             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")



                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------
                                 EXPRESS DELIVERY
                                 ----------------
                              529 Main Street (X-4)
                              Charlestown, MA 02129
                                    U.S. MAIL
                                    ---------
                                   P.O. Box 111
                                 Boston, MA 02117
                   PHONE: 1-800-732-5543 / FAX: 1-617-886-3048





        The policies provide the following 7 variable investment options:

                  VARIABLE INVESTMENT OPTION                                      MANAGED BY
                  --------------------------                                      ----------
--------------------------------------------------------------------------------------------------------------
  Managed. . . . . . . . . . . . . . . . . . . . . . . . . .     Independence Investment Associates, Inc.
  Growth & Income  . . . . . . . . . . . . . . . . . . . . .     Independence Investment Associates, Inc.
  Large Cap Growth . . . . . . . . . . . . . . . . . . . . .     Independence Investment Associates, Inc.
  Real Estate Equity . . . . . . . . . . . . . . . . . . . .     Independence Investment Associates, Inc.
  International Equity Index . . . . . . . . . . . . . . . .     Independence International Associates, Inc.
  Sovereign Bond . . . . . . . . . . . . . . . . . . . . . .     John Hancock Advisers, Inc.
  Money Market . . . . .                                         John Hancock Mutual Life Insurance Company
--------------------------------------------------------------------------------------------------------------

         We may add or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Attached to this prospectus is a prospectus for the Trust that contains detailed information about each fund offered under the policy. Be sure to read the prospectus for the Trust before selecting any of the variable investment options shown on page 1.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 17.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 22.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account U. These start on page 40.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 79.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Trust prospectus begins.

                                    **********

 Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                        Pages to See
--------
 .What is the policy?. . . . . . . . . . . . . . .               4
 .Who owns the policy?. . . . . . . . . . . . . .                4
 .How can I invest money in the policy?. . . . . .               4-5
 .How much must I invest?. . . . . . . . . . . . .               5-6
 .What happens to my remaining policy value if the policy
lapses?. . . . . . . . . . . . . . . . . . . . .
 .How will the value of my investment in the policy change over  7 time?. . . . . . . . . . . . . . . . . . . . . .
 .Will I receive annual dividends?. . . . . . . .

 .What charges will JHVLICO deduct from my investment in the     7-9
policy?. . . . . . . . . . . . . . . . . . . . .
 .What charges will the Trust deduct from my investment in the   9
policy?. . . . . . . . . . . . . . . . . . . . .
 .What other charges could JHVLICO impose in the future?         10
 .How can I change my policy's investment allocations?           10-11
 .How can I access my investment in the policy?. .               11-12
 .How much will JHVLICO pay when the insured person dies?        12-13
 .How can I change my policy's insurance coverage?               13-14
 .Can I cancel my policy after it's issued?. . . .               14
 .Can I choose the form in which JHVLICO pays out policy         14
proceeds?. . . . . . . . . . . . . . . . . . . .
 .To what extent can JHVLICO vary the terms and conditions of its policies in particular cases?. . . . . . . .
                                                                15
 .How will my policy be treated for income tax purposes?         15
 .How do I communicate with JHVLICO?. . . . . . .                15-16

Here are the page numbers where the questions and answers appear:

 WHAT IS THE POLICY?

  This prospectus describes three types of policies being offered by JHVLICO: a Variable Whole Life Policy, a Variable Whole Life P 50 Policy and a Variable Whole Life 100 Policy. The minimum death benefit that may be bought is $25,000 for the Whole Life Policy, $50,000 for the Whole Life P 50 Policy and $100,000 for the Whole Life 100 Policy. For the Whole Life Policy and the Whole Life P 50 Policy, all persons insured must meet certain health and other criteria called "underwriting standards." All persons insured under the Whole Life 100 Policy must meet "preferred risk" and non-smoking underwriting standards. All policies may be issued on insured persons between ages of 0 and 75. Discounts are available to insured persons meeting non-smoking underwriting criteria.

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine how much of your premium you invest in the various investment options

     . Borrow amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Surrender a portion of the policy

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments".

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 HOW MUCH MUST I INVEST?

Payment period and frequency.

  Premiums are payable annually or more frequently over the insured person's lifetime in accordance with our published rules and rates. Premiums are payable on or before the due date specified in the policy. A refund or charge will be made to effect premium payment to the end of the policy month in which the insured person dies.

Lapse and reinstatement

  If you don't pay a premium when due, you will have a 31 day "grace period" to make that payment. If you don't pay the premium by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period, unless the surrender value has been paid or otherwise exhausted, or the period of any extended term coverage (discussed below) has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a prescribed amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid premium from the death benefit, prorated to the end of the month of the insured person's death.

 WHAT HAPPENS TO MY REMAINING POLICY VALUE IF THE POLICY LAPSES?

  Prior to the end of the business day immediately preceding the 70th day after the beginning of the grace period, any policy values available (as determined in accordance with the policy) may be applied as of the beginning of the grace period under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person commencing at the beginning of the grace period.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance which the available policy values will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease in accordance with the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy values will purchase.

    For example, using the Variable Whole Life P50 Policy (Age 25 years Male-Smoker) illustrated in this prospectus and the 6% hypothetical gross annual investment return assumption, if an option was elected and became effective at the end of policy year 5, the insurance coverage provided by the options on lapse would be as follows:
                    Variable or Fixed
                    Paid-Up Whole Life                    Fixed Extended Term Insurance
                    ------------------                    -----------------------------
                      Death Benefit                   Death Benefit     Term in Years and Days
                      -------------                   -------------     ----------------------
                                             or
                         $10,427                         $62,736          12 years 331 days
-------------------------------------------------------------------------------------------------------------

  If no option has been elected before the end of the business day immediately preceding the 70th day after the beginning of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  If the insured person dies after the grace period but before the end of the business day immediately preceding the 70th day after the beginning of the grace period and prior to any election, and if the policy is then in force, we will pay a death benefit equal to the greater of the death benefits provided under Fixed Extended Term Insurance (if available) or Fixed Paid-Up Insurance determined in accordance with the policy.

  A policy continued under any option may be surrendered for its cash value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options, but not under the Fixed Extended Term Insurance option.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest (your so-called "net premium") in the investment options you've elected. We invest an amount equal to each net premium for your policy on the date of issue and on each premium due date thereafter, even if we actually receive your corresponding premium payment before or after that date.

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your cash value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  .

  At any time, the "cash value" of your policy (assuming you take all dividend payments in cash) is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all partial surrenders you have made.

 If you take a loan on the policy, however, your cash value will be computed somewhat differently. This is discussed beginning on page 11.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover expected state premium taxes we
 --------------------
  must pay, on average. This charge is 2.5% of each premium.

 . Adjustment for premium payment frequency - If you select a premium
 ------------------------------------------
  payment mode other than annual (so that we receive your premiums over the course of the year, rather than all at the beginning), there will be less
                  ---------------------------------------------------------
  value in your policy to support it during the course of the year. To
  --------------------------------------------------------------------
  compensate for the risk to us that this creates, the rate we set for each
  -------------------------------------------------------------------------
  non-annual premium includes an additional amount that we retain, rather
  -----------------------------------------------------------------------
  than crediting it to your policy.
  ---------------------------------

 . Annual administrative charge - A charge of $50 in each policy year to
 ------------------------------
  help defray our annual administrative expenses.

 . Charge for extra insurance risk - The amount of premiums we may require
 ---------------------------------
  may include an additional component if the insured person presents particular mortality risks. We retain these additional amounts to compensate us for that risk.

 . Optional benefits charge - The amount of premiums we require is increased
 --------------------------
  by an additional component to cover any optional rider benefits you choose for your policy. We retain such additional amounts to compensate us for the obligations we assume under the rider(s).

 . Premium sales charge - A charge not to exceed 9% of the basic annual
 ----------------------
  premium during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured person, based on the 1980 Commissioners Standard Ordinary Mortality Table. (The basic annual premium is the annual premium less the premiums for any optional rider benefits, additional charges for extra mortality risks and the $50 annual administrative charge.) The charge during the first two policy years shall not exceed 30% of the basic annual premium paid during the first policy year plus 10% of the basic annual premium paid for the second policy year. Charges of 10% or less are made for later policy year.

 . Additional first Year administrative charge - A charge in the first
 ---------------------------------------------
  policy year at the rate of $13 per $1,000 of the Initial Sum Insured (as shown in the policy) for a Variable Whole Life Policy, $7 per $1,000 for a Variable Whole Life P50 Policy and $4 per $1,000 for a Variable Whole Life 100 policy or a pro rata portion thereof, to cover administrative expenses in connection with the issuance of the policy.

 . Risk charge - A charge necessary to cover the risk we assumed that the
 ---------------
  Variable Sum Insured will be less than the guaranteed minimum death benefit. This charge will vary by age of the insured person but averages approximately 3% of the basic annual premium.

 . Deduction for dividends - A deduction for dividends to be paid or
 -------------------------
  credited in accordance with the dividend scale in effect on the issue date of the policy. This deduction will vary by age of the insured person and duration of the policy but is expected to average approximately 5-9% of the basic annual premium.

Deductions from Account assets

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates will never be more than those based on the 1980 Commissioners Standard Ordinary Mortality Tables. Cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.)

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .50%.

 WILL I RECEIVE ANNUAL DIVIDENDS?

  These policies are participating policies which, except while in force as Fixed Extended Term Insurance, are entitled to the share, if any, of the divisible surplus which we annually determine and apportion to them. Any share will be distributed as a dividend payable annually on the policy anniversary beginning not later than the end of the second policy year for the Variable Whole Life 100 Policy and not later than the end of the third policy year for the Variable Whole Life Policy and Variable Whole Life P50 Policy.

  Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus, participating policies generally have gross premiums which are higher than those for comparable non-participating policies. If a policy is surrendered before dividends become payable, you do not benefit from having a participating policy.

  Both Federal and state law recognize that dividends are considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes.

  Dividend illustrations published at the time of issue of a policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

  Each year our actuaries analyze the current and recent past experience and compare it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and withdrawal rates, investment yield in the general account, and actual expenses incurred in administering the policies. Such data is then allocated to each dividend class, e.g., by year of issue, age, smoking habits and plan. The actuaries then determine what dividends can be equitably apportioned to each Policy class and make a recommendation to our Board of Directors. The Board of Directors, which has the ultimate authority to ascertain dividends, will vote the amount of surplus to be apportioned to each policy class, thereby authorizing the distribution of each year's dividend.

  You may in general elect to have any dividend paid or applied under any one of the following options: paid in cash; applied to premium payments; left to accumulate with interest of at least3 1/2% a year; purchase fixed paid-up insurance; purchase one year term insurance; or purchase variable paid-up insurance.

 WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Trust and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. The figures in the following chart are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for1998 and the 1998 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.

                                          Other     Total Fund      Other Operating
                          Investment    Operating   Operating          Expenses
Fund Name               Management Fee   Expenses    Expenses    Absent Reimbursement*
---------               --------------  ----------  ----------  -----------------------
Managed. . . . . . .         0.32%        0.05%        0.37%                0.05%
Growth & Income. . .         0.25%        0.05%        0.30%                0.05%
Large Cap Growth. . .       0.37%         0.05%        0.42%                0.05%
Real Estate Equity. .        0.60%        0.05%       0.65%                 0.05%
International Equity
 Index. . . . . . . .        0.17%        0.10%        0.27%               0.23%
Sovereign Bond. . . .        0.25%        0.05%        0.30%          0.05%
Money Market. . . . .        0.25%        0.05%        0.30%          0.05%

* John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets.

 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  We currently make no charge for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers of not less than 10% for any option and must equal 100% in total.

Transfers of existing cash value

  You may also transfer your existing cash value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.You may not make more than six transfers in each policy year.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing cash value, you can never be invested in more than five investment options at any one time.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time for its "surrender value." You must return your policy when you request a full surrender. The surrender value will be the policy cash value plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness.

Partial Surrender

  A policy may be partially surrendered in accordance with our rules. The policy after the partial surrender must have an Initial Sum Insured at least as great as the minimum issue size for that type of policy. The premium and the guaranteed minimum death benefit for the policy will be based on the new Initial Sum Insured.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is what we call your "Loan Value." The Loan Value will be 90% of the total of the policy cash value (assuming no dividends) and any cash value under the variable paid-up insurance dividend option, plus any cash value under the fixed paid up insurance dividend option. Interest accrues and is compounded daily at an effective annual rate equal to the then applicable Variable Loan Interest Rate. However, if you elect the Fixed Loan Interest Rate or the Variable Loan Interest Rate is unavailable in your state, interest accrues and is compounded daily at an effective annual rate of 8%.

  The amount of any outstanding loan plus accrued interest is called the "indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $100. You may repay all or a portion of any indebtedness while the insured person is living and premiums are being duly paid. Any loan is charged against the variable investment options in proportion to the policy cash value allocated to the variable investment options and, upon repayment, the repayment is allocated to the variable investment options in proportion to the outstanding indebtedness in each variable investment option at such time.

  We determine the Variable Loan Interest Rate annually. The Fixed Loan Interest Rate is 8% for the life of the policy. At the time of issue, you can elect which loan interest rate will apply to any policy loan. If permitted by the law of the state in which the policy is issued, you may change a prior choice of loan interest rate. If at the time of such request there is outstanding indebtedness, the change will generally become effective on the next policy anniversary.

  The Variable Loan Interest Rate determined annually for a policy will apply to all indebtedness outstanding during the policy year following the date of determination. The rate will not exceed the higher of5 1/2% or the Published Monthly Average (as defined below) for the calendar month which is two months prior to the month in which the date of determination occurs. The Published

Monthly Average means Moody's Corporate Bond Yield Average as published by Moody's Investors Service, Inc. or any successor thereto.

  The amount of the loan deducted from the investment options is placed in a special loan account. This special loan account will earn interest at an effective annual rate that is not more than 2% below the interest rate we are then charging on the loan (assuming no taxes).

 HOW MUCH WILL JHVLICO PAY WHEN THE INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any indebtedness. The death benefit will be an amount equal to the greater of the guaranteed minimum death benefit and the Variable Sum Insured on the date of death of the insured person. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter varies, as discussed below.

Guaranteed minimum death benefit

  The guaranteed minimum death benefit is equal to the Initial Sum Insured on the date of issue of the policy. We guarantees that, regardless of what your variable investment options earn, the death benefit will never be less than the guaranteed minimum death benefit.

Variable Sum Insured

  After the first policy month, the Variable Sum Insured is determined once each policy month on the Monthly Date. (The Monthly Date is the first day of a policy month which day immediately follows a business day.) The Variable Sum Insured remains level during the policy month following the determination.

  Changes in the Variable Sum Insured for each policy month are computed by a formula, filed with the insurance supervisory officials of the jurisdiction in which the policy has been delivered or issued for delivery. Under the formula the difference between the applicable Account Net Investment Rate (ANIR) for each business day and the policy's assumed annual rate of4 1/2% is translated, on an actuarial basis, into a change in the Variable Sum Insured.

  The Variable Sum Insured would increase on the next Monthly Date only if the applicable ANIR for the last policy month were sufficiently greater than a monthly rate equivalent to an annual rate of4 1/2% to result in such an increase. If the ANIR was equivalent to an annual rate of less than4 1/2%, the Variable Sum Insured would be reduced. The percentage change in the Variable Sum Insured is not the same as the Account Net Investment Rate, however.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 1, or to the JHVLICO representative who delivered the policy to you.

  You will receive a refund of any premiums you've paid. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions described in the prospectus may vary depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your cash value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your cash value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning of page 29.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial surrenders

     . transfers of cash value among investment options

     . change of allocation among investment options for new premium payments

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 1. You should also send notice of the insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other entities that use programmed and frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

   ILLUSTRATION OF DEATH BENEFITS, CASHVALUES, SURRENDER VALUES AND ACCUMULATED
                                    PREMIUMS

  The following tables illustrate the changes in death benefit, cash value and surrender value of each of the three types of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age and Initial Sum Insured. Each table illustrates the operation of a policy assuming dividends WHICH ARE NOT GUARANTEED are used to purchase additional variable paid-up death benefits. The amounts shown are for the end of each policy year and assume that all of the cash value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% before any fees or expenses. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual premiums for a standard risk that are paid at the beginning of each policy year.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .59%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .07%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy cash values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  The death benefits (and resulting cash values) shown for additional variable paid-up death benefits purchased with dividends paid under a policy are illustrative of those which would be paid if investment returns of 0%, 6% and 12% are realized, if our mortality and expense experience in the future is as currently experienced and if our dividend scale remains unchanged. However, as experience has clearly shown, conditions cannot be expected to continue unchanged, and accordingly dividend scales must be expected to change from time to time. MOREOVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to purchase additional variable paid-up death benefits, other dividend options are available.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Initial Sum Insured requested.

LAN: VARIABLE WHOLE LIFE 100 AGE 25 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $135,135 ANNUAL PREMIUM $1,250.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                                0%                        6%                        12%
                     ------------------------  ------------------------  -------------------------
                          Death Benefit             Death Benefit              Death Benefit
         Prms Accum  ------------------------  ------------------------  -------------------------
             at       Base    Var Pu            Base    Var Pu            Base    Var Pu
 Year     5%/Annum   Policy    Adds    Total   Policy    Adds    Total   Policy    Adds      Total
-------  ----------  -------  ------  -------  -------  ------  -------  -------  -------  ---------
     1      1,313    135,135      0   135,135  135,550       0  135,550  142,561        0   142,561
     2      2,691    135,135    208   135,343  135,588     208  135,796  143,283      208   143,491
     3      4,138    135,135    400   135,535  135,786     410  136,196  147,033      421   147,454
     4      5,657    135,135    575   135,710  135,993     608  136,600  151,098      642   151,739
     5      7,252    135,135    734   135,869  136,206     799  137,005  155,417      869   156,286
     6      8,928    135,135    879   136,014  136,423     986  137,409  159,987    1,105   161,092
     7     10,686    135,135  1,011   136,146  136,644   1,168  137,812  164,813    1,350   166,164
     8     12,533    135,135  1,153   136,288  136,870   1,374  138,244  169,906    1,679   171,585
     9     14,472    135,135  1,302   136,437  137,099   1,601  138,700  175,277    2,126   177,403
    10     16,508    135,135  1,458   136,593  137,332   1,853  139,185  180,939    2,712   183,652
    15     28,322    135,135  2,420   137,555  138,519   3,981  142,500  213,370    8,251   221,620
    20     43,399    135,135  3,384   138,519  139,804   7,708  147,512  255,762   19,892   275,654
    25     62,642    135,135  4,103   139,238  141,231  12,607  153,838  312,737   40,264   353,002
    30     87,201    135,135  4,595   139,730  142,712  18,666  161,378  386,200   74,054   460,254
    35    118,545    135,135  4,986   140,121  144,248  26,213  170,461  481,203  129,322   610,525
Age 65    158,550    135,135  5,342   140,477  145,835  35,315  181,150  604,241  217,588   821,829

                              0%                      6%                       12%
                    ----------------------  ----------------------  -------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  -------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds      Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  -------  ---------
     1      1,313       94      0       94      99       0      99      105        0       105
     2      2,691      934     34      968     995      34   1,028    1,056       34     1,090
     3      4,138    1,774     67    1,841   1,937      69   2,007    2,108       71     2,179
     4      5,657    2,613    100    2,713   2,929     106   3,035    3,269      112     3,381
     5      7,252    3,448    132    3,580   3,968     145   4,112    4,548      158     4,706
     6      8,928    4,278    164    4,443   5,056     185   5,241    5,957      208     6,165
     7     10,686    5,101    196    5,297   6,192     227   6,420    7,503      264     7,767
     8     12,533    5,915    232    6,147   7,379     277   7,656    9,202      340     9,542
     9     14,472    6,720    271    6,991   8,614     335   8,949   11,063      447    11,510
    10     16,508    7,513    315    7,828   9,899     402  10,301   13,102      591    13,693
    15     28,322   11,495    627   12,123  17,345   1,036  18,381   26,840    2,156    28,996
    20     43,399   15,037  1,045   16,082  26,110   2,390  28,499   47,986    6,193    54,178
    25     62,642   17,723  1,498   19,221  35,800   4,623  40,423   79,639   14,826    94,465
    30     87,201   19,972  1,967   21,938  46,822   8,025  54,847  127,290   31,977   159,267
    35    118,545   21,708  2,473   24,181  58,936  13,060  71,996  197,510   64,715   262,225
Age 65    158,550   22,958  3,032   25,990  71,982  20,142  92,124  299,610  124,650   424,260

---------
* Corresponding to modal premiums of: Semi-annual $638.73, Quarterly $325.90, Special Monthly $108.30
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE 100 AGE 40 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $113,968 ANNUAL PREMIUM $2,000.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                                0%                        6%                        12%
                     ------------------------  ------------------------  -------------------------
                          Death Benefit             Death Benefit              Death Benefit
         Prms Accum  ------------------------  ------------------------  -------------------------
             at       Base    Var Pu            Base    Var Pu            Base    Var Pu
 Year     5%/Annum   Policy    Adds    Total   Policy    Adds    Total   Policy    Adds      Total
-------  ----------  -------  ------  -------  -------  ------  -------  -------  -------  ---------
     1      2,100    113,968      0   113,968  114,318       0  114,318  120,231        0   120,231
     2      4,305    113,968    102   114,070  114,417     102  114,519  122,111      102   122,213
     3      6,620    113,968    196   114,164  114,581     202  114,783  125,257      262   125,519
     4      9,051    113,968    282   114,250  114,754     342  115,096  128,695      511   129,206
     5     11,604    113,968    362   114,330  114,931     536  115,467  132,341      854   133,196
     6     14,284    113,968    459   114,427  115,112     780  115,892  136,184    1,296   137,479
     7     17,098    113,968    577   114,545  115,295   1,072  116,367  140,221    1,840   142,061
     8     20,053    113,968    735   114,703  115,480   1,437  116,917  144,460    2,529   146,989
     9     23,156    113,968    923   114,891  115,667   1,867  117,535  148,909    3,365   152,273
    10     26,413    113,968  1,139   115,107  115,857   2,366  118,224  153,577    4,367   157,944
    15     45,315    113,968  2,421   116,389  116,823   5,812  122,635  180,222   12,462   192,684
    20     69,438    113,968  3,776   117,744  117,844  10,765  128,609  214,207   27,661   241,868
Age 65    100,226    113,968  4,895   118,863  118,945  16,990  135,935  258,552   53,375   311,927
    30    139,521    113,968  5,836   119,804  120,069  24,212  144,791  314,489   95,727   410,216
    35    189,672    113,968  6,651   120,619  121,212  34,125  155,337  385,101  163,843   548,944

                              0%                      6%                       12%
                    ----------------------  ----------------------  -------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  -------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds      Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  -------  ---------
     1      2,100      591      0      591     626       0     626      662        0       662
     2      4,305    1,986     28    2,014   2,137      28   2,165    2,291       28     2,319
     3      6,620    3,350     57    3,407   3,694      58   3,752    4,056       76     4,132
     4      9,051    4,682     84    4,767   5,296     102   5,399    5,967      154     6,121
     5     11,604    5,984    112    6,096   6,947     166   7,113    8,036      266     8,302
     6     14,284    7,254    147    7,401   8,644     250   8,894   10,273      417    10,690
     7     17,098    8,494    191    8,685  10,391     356  10,746   12,695      613    13,308
     8     20,053    9,705    251    9,956  12,187     493  12,680   15,315      871    16,186
     9     23,156   10,886    326   11,212  14,035     662  14,697   18,151    1,198    19,350
    10     26,413   12,037    416   12,453  15,934     868  16,801   21,218    1,607    22,826
    15     45,315   17,504  1,037   18,541  26,385   2,499  28,884   40,891    5,380    46,270
    20     69,438   22,070  1,878   23,948  37,910   5,381  43,291   69,226   13,883    83,110
Age 65    100,226   25,346  2,780   28,126  49,861   9,691  59,552  108,880   30,573   139,453
    30    139,521   27,731  3,736   31,467  62,133  15,892  78,025  163,488   61,828   225,316
    35    189,672   29,282  4,725   34,007  74,287  24,354  98,641  237,100  117,438   354,538

---------
* Corresponding to modal premiums of: Semi-annual $1,021.60, Quarterly $520.90, Special Monthly $172.80
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 25 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $65,723 ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Qualified

                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        735    65,723      0   65,723  65,925       0  65,925   69,335       0    69,335
     2      1,507    65,723      0   65,723  65,930       0  65,930   69,442       0    69,442
     3      2,317    65,723    175   65,898  66,029     192  66,221   71,304     211    71,515
     4      3,168    65,723    352   66,075  66,130     402  66,533   73,289     456    73,745
     5      4,061    65,723    527   66,250  66,234     625  66,859   75,389     735    76,124
     6      4,999    65,723    702   66,425  66,340     862  67,202   77,607   1,052    78,659
     7      5,984    65,723    876   66,599  66,448   1,114  67,562   79,948   1,407    81,356
     8      7,019    65,723  1,056   66,779  66,557   1,388  67,945   82,417   1,816    84,234
     9      8,105    65,723  1,240   66,963  66,669   1,684  68,352   85,021   2,282    87,302
    10      9,245    65,723  1,428   67,151  66,782   2,002  68,784   87,765   2,810    90,575
    15     15,860    65,723  2,434   68,157  67,358   4,007  71,365  103,443   6,732   110,175
    20     24,303    65,723  3,406   69,129  67,982   6,620  74,601  123,953  13,481   137,433
    25     35,079    65,723  4,135   69,858  68,677   9,555  78,232  151,610  23,919   175,529
    30     48,833    65,723  4,571   70,294  69,399  12,600  81,999  187,256  39,210   226,466
    35     66,385    65,723  4,740   70,463  70,147  15,688  85,835  233,343  61,314   294,657
Age 65     88,788    65,723  4,692   70,415  70,919  18,763  89,682  293,022  92,895   385,917

                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1       735        13      0       13      14       0      14       15       0        15
     2     1,507       423      0      423     450       0     450      476       0       476
     3     2,317       834     29      863     908      32     941      985      35     1,021
     4     3,168     1,244     61    1,305   1,390      70   1,461    1,548      80     1,628
     5     4,061     1,652     95    1,747   1,896     113   2,009    2,168     133     2,301
     6     4,999     2,057    131    2,188   2,425     162   2,587    2,850     198     3,048
     7     5,984     2,459    170    2,629   2,978     217   3,195    3,600     275     3,874
     8     7,019     2,857    212    3,069   3,555     280   3,835    4,423     368     4,790
     9     8,105     3,250    258    3,508   4,156     352   4,508    5,324     479     5,804
    10     9,245     3,637    309    3,946   4,781     435   5,216    6,312     612     6,925
    15    15,860     5,592    631    6,223   8,416   1,043   9,459   12,984   1,759    14,743
    20    24,303     7,332  1,051    8,383  12,696   2,052  14,749   23,256   4,197    27,453
    25    35,079     8,636  1,509   10,145  17,409   3,503  20,912   38,608   8,808    47,416
    30    48,833     9,727  1,956   11,683  22,769   5,417  28,186   61,719  16,933    78,652
    35    66,385    10,569  2,351   12,920  28,660   7,817  36,477   95,776  30,686   126,461
Age 65    88,788    11,176  2,664   13,839  35,004  10,702  45,706  145,295  53,222   198,517

---------
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90, Special Monthly $61.00
DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 40 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $62,945 ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260    62,945      0   62,945  63,138       0  63,138   66,404       0    66,404
     2      2,583    62,945      0   62,945  63,183       0  63,183   67,251       0    67,251
     3      3,972    62,945     98   63,043  63,273     119  63,392   68,979     140    69,119
     4      5,431    62,945    212   63,157  63,369     264  63,633   70,870     322    71,192
     5      6,962    62,945    338   63,283  63,467     435  63,901   72,875     547    73,422
     6      8,570    62,945    472   63,417  63,566     627  64,193   74,988     814    75,802
     7     10,259    62,945    605   63,550  63,667     829  64,496   77,207   1,114    78,321
     8     12,032    62,945    752   63,697  63,769   1,060  64,830   79,536   1,471    81,007
     9     13,893    62,945    903   63,848  63,873   1,311  65,184   81,981   1,879    83,860
    10     15,848    62,945  1,061   64,006  63,977   1,584  65,562   84,546   2,345    86,890
    15     27,189    62,945  1,911   64,856  64,509   3,297  67,806   99,150   5,778   104,928
    20     41,663    62,945  2,691   65,636  65,071   5,414  70,486  117,795  11,414   129,209
Age 65     60,136    62,945  3,279   66,224  65,682   7,724  73,406  142,241  19,839   162,080
    30     83,713    62,945  3,713   66,658  66,304  10,211  76,516  173,058  32,226   205,284
    35    113,804    62,945  3,971   66,916  66,936  12,826  79,673  211,949  50,237   262,186

                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                           Cash Value              Cash Value               Cash Value
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260       251      0      251     266      0      266      281       0       281
     2      2,583     1,026      0    1,026   1,101      0    1,101    1,177       0     1,177
     3      3,972     1,784     28    1,813   1,962     34    1,996    2,149      41     2,189
     4      5,431     2,525     63    2,588   2,848     79    2,927    3,200      97     3,296
     5      6,962     3,248    104    3,353   3,760    135    3,895    4,338     170     4,508
     6      8,570     3,954    151    4,105   4,699    201    4,900    5,568     262     5,830
     7     10,259     4,643    200    4,843   5,664    275    5,939    6,900     371     7,271
     8     12,032     5,316    257    5,573   6,657    364    7,021    8,341     507     8,848
     9     13,893     5,972    319    6,292   7,679    465    8,144    9,901     669    10,570
    10     15,848     6,612    388    7,000   8,729    581    9,310   11,588     863    12,451
    15     27,189     9,670    818   10,488  14,530  1,418   15,947   22,435   2,494    24,929
    20     41,663    12,227  1,335   13,562  20,933  2,698   23,631   38,068   5,711    43,780
Age 65     60,136    14,029  1,862   15,892  27,533  4,405   31,938   59,900  11,365    71,265
    30     83,713    15,340  2,377   17,717  34,311  6,567   40,878   89,965  20,816   110,781
    35    113,804    16,191  2,821   19,013  41,023  9,154   50,177  130,493  36,012   166,505

---------
* Corresponding to modal premiums of Semi-annual $613.20, Quarterly $312.90, Special Monthly $104.00.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 25 YEARS MALE--SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $61,670 ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        735    61,670      0   61,670  61,859       0  61,859   65,059       0    65,059
     2      1,507    61,670      0   61,670  61,865       0  61,865   65,160       0    65,160
     3      2,317    61,670    164   61,834  61,957     181  62,138   66,907     198    67,105
     4      3,168    61,670    331   62,001  62,052     378  62,430   68,769     428    69,198
     5      4,061    61,670    495   62,165  62,150     586  62,736   70,740     690    71,430
     6      4,999    61,670    659   62,329  62,249     809  63,058   72,821     987    73,808
     7      5,984    61.670    822   62,492  62,350   1,045  63,395   75,018   1,321    76,339
     8      7,019    61,670    991   62,661  62,453   1,303  63,755   77,335   1,705    79,039
     9      8,105    61,670  1,163   62,833  62,557   1,580  64,137   79,778   2,141    81,919
    10      9,245    61,670  1,339   63,009  62,664   1,879  64,543   82,352   2,637    84,989
    15     15,860    61,670  2,283   63,953  63,204   3,760  66,964   97,064   6,317   103,381
    20     24,303    61.670  3,195   64,865  63,789   6,211  70,001  116,309  12,650   128,959
    25     35,079    61,670  3,880   65,550  64,442   8,965  73,408  142,261  22,445   164,705
    30     48,833    61,670  4,289   65,959  65,119  11,823  76,942  175,708  36,793   212,501
    35     66,385    61,670  4,448   66,118  65,821  14,721  80,542  218,954  57,534   276,488
Age 65     88,788    61,670  4,402   66,072  66,546  17,606  84,152  274,952  87,168   362,121

                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1       735        12      0       12      13       0      13       14       0        14
     2     1,507       397      0      397     422       0     422      446       0       446
     3     2,317       782     28      810     852      30     883      924      33       958
     4     3,168     1,167     58    1,224   1,305      66   1,370    1,452      75     1,527
     5     4,061     1,550     89    1,639   1,779     106   1,885    2,034     125     2,159
     6     4,999     1,930    123    2,053   2,276     152   2,428    2,675     186     2,860
     7     5,984     2,307    159    2,466   2,794     203   2,998    3,378     258     3,635
     8     7,019     2,681    199    2,880   3,336     263   3,599    4,150     345     4,495
     9     8,105     3,049    242    3,292   3,900     331   4,230    4,996     450     5,446
    10     9,245     3,413    290    3,702   4,486     408   4,894    5,923     575     6,498
    15    15,860     5,247    592    5,839   7,897     979   8,876   12,183   1,651    13,834
    20    24,303     6,880    986    7,866  11,913   1,926  13,839   21,822   3,939    25,760
    25    35,079     8,103  1,416    9,519  16,335   3,287  19,622   36,227   8,265    44,492
    30    48,833     9,127  1,836   10,963  21,365   5,083  26,448   57,913  15,889    73,802
    35    66,385     9,918  2,206   12,123  26,893   7,334  34,227   89,870  28,794   118,663
Age 65    88,788    10,487  2,499   12,986  32,846  10,042  42,888  136,335  49,941   186,276

---------
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90. Special Monthly $61.00.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE P50 AGE 40 YEARS MALE--SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $57,644 ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260    57,644      0   57,644  57,821       0  57,821   60,812       0    60,812
     2      2,583    57,644      0   57,644  57,862       0  57,862   61,587       0    61,587
     3      3,972    57,644     90   57,734  57,945     109  58,053   63,170     128    63,299
     4      5,431    57,644    194   57,838  58,032     242  58,274   64,902     295    65,197
     5      6,962    57,644    309   57,953  58,122     398  58,520   66,738     501    67,239
     6      8,570    57,644    432   58,076  58,213     574  58,787   68,672     746    69,418
     7     10,259    57,644    554   58,198  58,305     759  59,065   70,705   1,020    71,725
     8     12,032    57,644    688   58,332  58,399     971  59,370   72,838   1,347    74,185
     9     13,893    57,644    827   58,471  58,494   1,201  59,695   75,077   1,721    76,797
    10     15,848    57,644    972   58,616  58,589   1,451  60,040   77,425   2,148    79,573
    15     27,189    57,644  1,750   59,394  59,076   3,019  62,096   90,800   5,291    96,092
    20     41,663    57,644  2,464   60,108  59,591   4,959  64,550  107,875  10,453   118,327
Age 65     60,136    57,644  3,003   60,647  60,151   7,073  67,224  130,262  18,169   148,430
    30     83,712    57,644  3,400   61,044  60,720   9,351  70,072  158,484  29,512   187,996
    35    113,803    57,644  3,637   61,281  61,299  11,746  73,045  194,100  46,007   240,106

                              0%                      6%                      12%
                    ----------------------  ----------------------  ------------------------
                          Cash Value              Cash Value               Cash Value
         Base Prem  ----------------------  ----------------------  ------------------------
         Accum at    Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year    5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ---------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1      1,260      230      0      230     244      0      244      258       0       258
     2      2,583      940      0      940   1,008      0    1,008    1,078       0     1,078
     3      3,972    1,634     26    1,660   1,797     31    1,828    1,968      37     2,005
     4      5,431    2,312     58    2,370   2,608     72    2,681    2,930      88     3,019
     5      6,962    2,975     96    3,070   3,444    123    3,567    3,972     156     4,128
     6      8,570    3,621    138    3,759   4,303    184    4,487    5,099     240     5,339
     7     10,259    4,252    183    4,435   5,187    252    5,439    6,319     340     6,659
     8     12,032    4,868    235    5,103   6,097    333    6,430    7,639     464     8,103
     9     13,893    5,469    292    5,762   7,032    426    7,458    9,067     613     9,680
    10     15,848    6,055    355    6,410   7,994    532    8,526   10,612     790    11,402
    15     27,189    8,856    749    9,605  13,306  1,298   14,604   20,545   2,284    22,830
    20     41,663   11,197  1,222   12,420  19,170  2,471   21,641   34,862   5,230    40,093
Age 65     60,136   12,848  1,705   14,553  25,214  4,034   29,249   54,855  10,408    65,263
    30     83,712   14,048  2,177   16,225  31,421  6,014   37,435   82,389  19,063   101,451
    35    113,803   14,828  2,584   17,412  37,568  8,383   45,951  119,504  32,979   152,483

---------
* Corresponding to modal premiums of: Semi-Annual $613.20, Quarterly $312.90, Special Monthly $104.00
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE AGE 25 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $28,930 ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        368    28,930      0   28,930  29,019      0   29,019   30,520       0    30,520
     2        753    28,930      0   28,930  29,021      0   29,021   30,567       0    30,567
     3      1,159    28,930     26   28,956  29,065     26   29,090   31,387      33    31,419
     4      1,584    28,930     49   28,979  29,109     61   29,171   32,260      81    32,341
     5      2,031    28,930     79   29,009  29,155    106   29,261   33,185     143    33,328
     6      2,500    28,930    114   29,044  29,202    160   29,361   34,161     222    34,383
     7      2,992    28,930    152   29,082  29,249    222   29,471   35,192     316    35,508
     8      3,509    28,930    199   29,129  29,297    296   29,593   36,279     432    36,711
     9      4,052    28,930    251   29,181  29,346    382   29,729   37,424     573    37,997
    10      4,622    28,930    310   29,240  29,396    482   29,878   38,632     739    39,371
    15      7,930    28,930  1,001   29,931  29,650  1,533   31,183   45,534   2,474    48,008
    20     12,152    28,930  1,741   30,671  29,924  3,006   32,931   54,562   5,636    60,198
    25     17,540    28,930  2,208   31,138  30,230  4,526   34,756   66,736  10,369    77,105
    30     24,416    28,930  2,440   31,370  30,548  6,022   36,570   82,426  17,198    99,625
    35     33,193    28,930  2,513   31,443  30,877  7,507   38,384  102,713  27,021   129,734
Age 65     44,394    28,930  2,479   31,409  31,217  8,977   40,194  128,983  41,035   170,018

                             0%                      6%                     12%
                    ---------------------  ----------------------  ----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  --------
     1       368        6       0       6       6      0        6       7       0        7
     2       753      186       0     186     198      0      198     209       0      209
     3     1,159      367       4     371     400      4      404     434       5      439
     4     1,584      547       9     556     612     11      623     681      14      695
     5     2,031      727      14     741     835     19      854     954      26      980
     6     2,500      905      21     927   1,068     30    1,098   1,255      42    1,296
     7     2,992    1,082      30   1,112   1,311     43    1,354   1,585      62    1,646
     8     3,509    1,257      40   1,297   1,565     60    1,625   1,947      88    2,034
     9     4,052    1,430      52   1,483   1,829     80    1,909   2,344     120    2,464
    10     4,622    1,601      67   1,668   2,105    105    2,209   2,779     161    2,940
    15     7,930    2,462     260   2,721   3,705    399    4,104   5,715     646    6,362
    20    12,152    3,227     538   3,765   5,589    932    6,521  10,237   1,755   11,991
    25    17,540    3,801     806   4,607   7,663  1,659    9,322  16,994   3,818   20,813
    30    24,416    4,282   1,044   5,326  10,022  2,589   12,612  27,167   7,427   34,595
    35    33,193    4,652   1,247   5,899  12,616  3,740   16,356  42,159  13,523   55,682
Age 65    44,394    4,919   1,407   6,327  15,408  5,120   20,528  63,956  23,510   87,466

---------
* Corresponding to modal premiums of: Semi-annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE AGE 40 YEARS MALE--NON-SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $28,661 ANNUAL PREMIUM $600.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                               0%                      6%                      12%
                     ----------------------  ----------------------  -----------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  -----------------------
             at       Base   Var Pu           Base   Var Pu           Base   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  ------  ------  ---------
     1        630    28,661      0   28,661  28,749      0   28,749  30,236       0    30,236
     2      1,291    28,661      0   28,661  28,752      0   28,752  30,284       0    30,284
     3      1,986    28,661     15   28,676  28,795     17   28,812  31,101      26    31,127
     4      2,715    28,661     35   28,696  28,839     50   28,889  31,965      72    32,037
     5      3,481    28,661     64   28,725  28,884     94   28,978  32,873     136    33,009
     6      4,285    28,661    102   28,763  28,929    152   29,082  33,825     221    34,046
     7      5,129    28,661    142   28,803  28,975    217   29,192  34,823     320    35,144
     8      6,016    28,661    190   28,851  29,021    296   29,317  35,870     445    36,315
     9      6,947    28,661    245   28,906  29,068    386   29,455  36,968     592    37,559
    10      7,924    28,661    305   28,966  29,116    489   29,604  38,119     765    38,884
    15     13,594    28,661  1,041   29,702  29,355  1,584   30,939  44,623   2,551    47,174
    20     20,831    28,661  1,800   30,461  29,610  3,043   32,652  52,948   5,621    58,569
Age 65     30,068    28,661  2,260   30,921  29,891  4,474   34,365  64,018   9,994    74,012
    30     41,856    28,661  2,512   31,173  30,177  5,897   36,074  77,947  16,251    94,198
    35     56,901    28,661  2,630   31,291  30,466  7,342   37,809  95,511  25,239   120,750

                             0%                      6%                     12%
                    ---------------------  ----------------------  ----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  --------
     1       630       12       0      12      12      0       12      13       0       13
     2     1,291      371       0     371     394      0      394     417       0      417
     3     1,986      722       4     726     787      5      792     854       8      861
     4     2,715    1,065      11   1,076   1,191     15    1,206   1,327      22    1,348
     5     3,481    1,401      20   1,421   1,608     29    1,637   1,839      42    1,881
     6     4,285    1,728      32   1,761   2,037     49    2,085   2,392      71    2,463
     7     5,129    2,048      47   2,095   2,477     72    2,549   2,991     107    3,098
     8     6,016    2,360      65   2,425   2,931    102    3,032   3,639     153    3,792
     9     6,947    2,664      87   2,751   3,397    137    3,534   4,341     211    4,551
    10     7,924    2,961     112   3,073   3,877    179    4,056   5,099     282    5,380
    15    13,594    4,406     446   4,851   6,558    681    7,239  10,014   1,101   11,115
    20    20,831    5,618     893   6,511   9,525  1,516   11,041  17,112   2,812   19,924
Age 65    30,068    6,429   1,283   7,712  12,530  2,552   15,082  26,959   5,725   32,684
    30    41,856    7,018   1,608   8,626  15,616  3,792   19,408  40,521  10,497   51,018
    35    56,901    7,398   1,868   9,267  18,672  5,240   23,912  58,804  18,092   76,897

---------
* Corresponding to modal premiums of: Semi-Annual $306.90. Quarterly $156.90, Special Monthly $52.40.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE AGE 25 YEARS MALE--SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $27,223 ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                               0%                      6%                      12%
                     ----------------------  ----------------------  ------------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  ------------------------
             at       Base   Var Pu           Base   Var Pu           Base    Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy    Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  -------  ------  ---------
     1        368    27,223      0   27,223  27,307      0   27,307   28,719       0    28,719
     2        753    27,223      0   27,223  27,309      0   27,309   28,764       0    28,764
     3      1,159    27,223     24   27,247  27,350     24   27,374   29,535      31    29,565
     4      1,584    27,223     47   27,270  27,392     58   27,450   30,357      76    30,433
     5      2,031    27,223     74   27,297  27,435    100   27,534   31,227     135    31,361
     6      2,500    27,223    107   27,330  27,479    150   27,629   32,146     209    32,354
     7      2,992    27,223    143   27,366  27,523    208   27,732   33,115     297    33,413
     8      3,509    27,223    187   27,410  27,569    278   27,847   34,138     407    34,545
     9      4,052    27,223    236   27,459  27,615    360   27,975   35,216     539    35,755
    10      4,622    27,223    291   27,514  27,662    453   28,115   36,353     696    37,048
    15      7,930    27,223    942   28,165  27,900  1,443   29,343   42,847   2,328    45,175
    20     12,152    27,223  1,638   28,861  28,159  2,829   30,987   51,342   5,303    56,646
    25     17,540    27,223  2,077   29,300  28,447  4,258   32,705   62,798   9,757    72,555
    30     24,416    27,223  2,296   29,519  28,746  5,667   34,412   77,563  16,183    93,746
    35     33,193    27,223  2,365   29,588  29,055  7,064   36,119   96,653  25,426   122,079
Age 65     44,394    27,223  2,332   29,555  29,375  8,447   37,822  121,372  38,613   159,985

                             0%                      6%                     12%
                    ---------------------  ----------------------  ----------------------
                         Cash Value              Cash Value              Cash Value
         Base Prem  ---------------------  ----------------------  ----------------------
         Accum at    Base   Var Pu          Base   Var Pu           Base   Var Pu
 Year    5%/Annum   Policy   Adds   Total  Policy   Adds   Total   Policy   Adds    Total
-------  ---------  ------  ------  -----  ------  ------  ------  ------  ------  --------
     1       368        5       0       5       6      0        6       6       0        6
     2       753      175       0     175     186      0      186     197       0      197
     3     1,159      345       4     349     376      4      380     408       5      413
     4     1,584      515       8     523     576     10      586     641      13      654
     5     2,031      684      13     697     785     18      803     898      24      922
     6     2,500      852      20     872   1,005     28    1,033   1,181      39    1,220
     7     2,992    1,018      28   1,046   1,234     41    1,274   1,491      58    1,549
     8     3,509    1,183      38   1,221   1,473     56    1,529   1,832      82    1,914
     9     4,052    1,346      49   1,395   1,721     75    1,797   2,205     113    2,319
    10     4,622    1,506      63   1,570   1,980     98    2,079   2,615     152    2,766
    15     7,930    2,316     244   2,561   3,486    375    3,861   5,378     608    5,986
    20    12,152    3,037     506   3,543   5,259    877    6,136   9,633   1,651   11,284
    25    17,540    3,577     758   4,335   7,211  1,561    8,772  15,992   3,593   19,585
    30    24,416    4,029     983   5,012   9,431  2,436   11,867  25,564   6,989   32,553
    35    33,193    4,378   1,173   5,551  11,871  3,519   15,391  39,671  12,725   52,396
Age 65    44,394    4,629   1,324   5,953  14,499  4,818   19,317  60,182  22,122   82,305

---------
* Corresponding to modal premiums of: Semi-Annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: VARIABLE WHOLE LIFE AGE 40 YEARS MALE--SMOKER INITIAL SUM INSURED
    (GUARANTEED MINIMUM DEATH BENEFIT) $26,354 ANNUAL PREMIUM $600.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                               0%                      6%                      12%
                     ----------------------  ----------------------  -----------------------
                         Death Benefit           Death Benefit            Death Benefit
         Prms Accum  ----------------------  ----------------------  -----------------------
             at       Base   Var Pu           Base   Var Pu           Base   Var Pu
 Year     5%/Annum   Policy   Adds   Total   Policy   Adds   Total   Policy   Adds     Total
-------  ----------  ------  ------  ------  ------  ------  ------  ------  ------  ---------
   1          630    26,354      0   26,354  26,435      0   26,435  27,802       0    27,802
   2        1,292    26,354      0   26,354  26,437      0   26,437  27,846       0    27,846
   3        1,986    26,354     14   26,368  26,477     16   26,493  28,598      24    28,621
   4        2,715    26,354     32   26,386  26,518     46   26,563  29,392      66    29,458
   5        3,481    26,354     59   26,413  26,559     87   26,646  30,227     125    30,352
   6        4,285    26,354     93   26,447  26,601    140   26,741  31,102     203    31,306
   7        5,129    26,354    130   26,484  26,643    199   26,842  32,020     294    32,315
   8        6,016    26,354    175   26,529  26,685    272   26,958  32,983     409    33,392
   9        6,947    26,354    225   26,579  26,729    355   27,084  33,992     544    34,536
  10        7,924    26,354    281   26,635  26,772    449   27,222  35,050     704    35,754
  15       13,594    26,354    957   27,311  26,992  1,456   28,449  41,031   2,346    43,377
  20       20,832    26,354  1,655   28,009  27,226  2,798   30,024  48,686   5,168    53,854
Age 65     30,068    26,354  2,078   28,432  27,485  4,114   31,599  58,865   9,190    68,055
  30       41,856    26,354  2,310   28,664  27,748  5,423   33,170  71,673  14,943    86,616
  35       56,902    26,354  2,418   28,772  28,014  6,751   34,765  87,823  23,207   111,030

                               0%                      6%                       12%
                     ----------------------  -----------------------  -----------------------
                           Cash Value              Cash Value               Cash Value
         Base Prem   ----------------------  -----------------------  -----------------------
          Accum at    Base   Var Pu           Base   Var Pu            Base   Var Pu
 Year     5%/Annum   Policy   Adds    Total  Policy   Adds    Total   Policy   Adds     Total
-------  ----------  ------  -------  -----  ------  -------  ------  ------  -------  --------
   1          630       11        0      11      11       0       11      12       0        12
   2        1,292      341        0     341     362       0      362     383       0       383
   3        1,986      664        4     668     723       5      728     785       7       792
   4        2,715      980       10     989   1,095      14    1,109   1,220      20     1,240
   5        3,481    1,288       18   1,306   1,479      27    1,506   1,691      39     1,729
   6        4,285    1,589       30   1,619   1,873      45    1,918   2,200      65     2,265
   7        5,129    1,883       43   1,926   2,278      66    2,344   2,750      98     2,848
   8        6,016    2,170       60   2,230   2,695      93    2,788   3,346     141     3,487
   9        6,947    2,450       80   2,530   3,124     126    3,250   3,991     194     4,185
  10        7,924    2,723      103   2,825   3,565     165    3,729   4,688     259     4,947
  15       13,594    4,051      410   4,461   6,030     626    6,656   9,208   1,012    10,221
  20       20,832    5,166      821   5,987   8,759   1,394   10,153  15,734   2,586    18,320
Age 65     30,068    5,912    1,180   7,092  11,522   2,346   13,868  24,789   5,264    30,053
  30       41,856    6,453    1,479   7,932  14,359   3,487   17,846  37,260   9,652    46,912
  35       56,902    6,803    1,718   8,521  17,169   4,818   21,987  54,071  16,636    70,707

---------
* Corresponding to Modal Premiums of: Semi-annual $306.90, Quarterly $156.90, Special Monthly $52.40

DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 16.

CONTENTS OF THIS SECTION                                      PAGES TO SEE
------------------------                                      ------------
Description of JHVLICO ....................                   23
How we support the policy and investment options              23-24
How we process certain policy transactions                    25-27
Effects of policy loans...................                    27
Additional information about how certain policy charges work  27-28
How we market the policies................                    28-29
Tax considerations........................                    29-30
Reports that you will receive.............                    31
Voting privileges that you will have......                    31
Changes that JHVLICO can make as to your policy               31-32
Adjustments we make to death benefits.....                    32
When we pay policy proceeds...............                    32-33
Other details about exercising rights and paying benefits     33
Year 2000 Issues..........................

Legal matters.............................                    33
Registration statement filed with the SEC.                    33
Accounting and actuarial experts..........                    33
Financial statements of JHVLICO and the Account               33
List of Directors and Executive Officers of JHVLICO           34

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company ("John Hancock"), a company chartered in Massachusetts in 1862. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $67 billion and it has invested over $380 million in JHVLICO in connection with our organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Trust, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of the Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your cash value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of cash value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve your request.

  We process loans, surrenders, partial surrenders and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The cash value, the surrender value, and any death benefit above the face amount are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of any outstanding indebtedness is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding indebtedness equals or exceeds the policy's cash value (plus any cash values under a dividend option providing paid-up insurance), the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address), unless a repayment of such excess is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The premium sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 28.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of cash value you have in each.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 55% of the premium paid in the first policy year, 15% of the premium paid in the second policy year, 10% of the premium paid in the third through sixth policy years, 5% of the premium paid in the sixth through tenth policy years, and 3% of the premium paid in each policy year thereafter.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies may also be sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-- dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in cash value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial surrender. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods and the death benefit would lose its tax-free character.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and cash value, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial surrenders and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's cash value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate or John Hancock, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your cash value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the cash value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of cash value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate cash values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 YEAR 2000 ISSUES

  The advent of the Year 2000 presents a technological challenge to JHVLICO. In close cooperation with John Hancock Mutual Life Insurance Company, its parent, JHVLICO has developed and is executing a plan to modify or replace significant portions of JHVLICO's computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and
thereafter.   The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact JHVLICO's systems. JHVLICO presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of JHVLICO.

  JHVLICO has substantially completed the process of remediating its systems and expects the compliance testing component of the project to be substantially complete by June, 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated. For more information about the impact of year 2000, please refer to Note 12 of the Notes to Statutory-Basis Financial Statements of John Hancock Variable Life Insurance Company included in this prospectus.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Malcolm Cheung, F.S.A.,an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:

Directors               Principal Occupations
---------               ---------------------
David F. D'Alessandro   Chairman of the Board and Chief Executive Officer of
                        JHVLICO; President and Chief Operating Officer, John
                        Hancock Mutual Life Insurance Company.
Michele G. Van Leer     Vice Chairman of the Board and President of JHVLICO;
                        Senior Vice President, John Hancock Mutual Life
                        Insurance Company.
Joseph A. Tomlinson     Director and Vice President of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Ronald J. Bocage        Director, Vice President and Counsel of JHVLICO; Vice
                        President and Counsel, John Hancock Mutual Life
                        Insurance Company.
Thomas J. Lee           Director of JHVLICO; Vice President, John Hancock
                        Mutual Life Insurance Company.
Robert R. Reitano       Director of JHVLICO; Vice President, John Hancock
                        Mutual Life Insurance Company.
Malcolm Cheung          Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company
Robert S. Paster        Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company.
Barbara L. Luddy        Director and Actuary of JHVLICO; Second Vice President,
                        John Hancock Mutual Life Insurance Company.
Daniel L. Ouellette     Vice President, Marketing, of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Patrick F. Smith        Controller of JHVLICO; Assistant Controller, John
                        Hancock Mutual Life Insurance Company.

  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                             December 31
                                                         --------------------
                                                           1998        1997
                                                         ---------  -----------
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $1,185.8    $1,092.7
Preferred stocks . . . . . . . . . . . . . . . . . . .       36.5        17.2
Common stocks  . . . . . . . . . . . . . . . . . . . .        3.1         2.3
Investment in affiliates . . . . . . . . . . . . . . .       81.7        79.1
Mortgage loans on real estate--Note 6  . . . . . . . .      388.1       273.9
Real estate  . . . . . . . . . . . . . . . . . . . . .       41.0        39.9
Policy loans . . . . . . . . . . . . . . . . . . . . .      137.7       106.8
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . .       11.4        83.1
  Temporary cash investments . . . . . . . . . . . . .        8.5        60.1
                                                         --------    --------
                                                             19.9       143.2
Premiums due and deferred  . . . . . . . . . . . . . .       32.7        33.8
Investment income due and accrued  . . . . . . . . . .       29.8        24.7
Other general account assets . . . . . . . . . . . . .       47.5        16.8
Assets held in separate accounts . . . . . . . . . . .    6,595.2     4,691.1
                                                         --------    --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $1,652.0    $1,124.3
  Federal income and other taxes payable--Note 1 . . .       44.3        36.1
  Other general account obligations  . . . . . . . . .      150.9       481.9
  Transfers from separate accounts, net  . . . . . . .     (190.3)     (146.8)
  Asset valuation reserve--Note 1  . . . . . . . . . .       21.9        18.6
  Obligations related to separate accounts . . . . . .    6,589.4     4,685.7
                                                         --------    --------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    8,268.2     6,199.8
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares . . .        2.5         2.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .      377.5       377.5
  Unassigned deficit . . . . . . . . . . . . . . . . .      (49.2)      (58.3)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      330.8       321.7
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                      Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .    $1,272.3      $  872.7
  Net investment income--Note 3  . . . . . . . . .       122.8          89.7
  Other, net . . . . . . . . . . . . . . . . . . .       618.1         449.1
                                                      --------      --------
                                                       2,013.2       1,411.5
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       301.4         264.0
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,360.2         826.2
  Expenses of providing service to policyholders
    and obtaining new insurance
    --Note 5 . . . . . . . . . . . . . . . . . . .       274.2         233.2
  State and miscellaneous taxes  . . . . . . . . .        28.1          19.1
                                                      --------      --------
                                                       1,963.9       1,342.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .        49.3          69.0
Federal income taxes--Note 1 . . . . . . . . . . .        33.1          38.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL
      LOSSES . . . . . . . . . . . . . . . . . . .        16.2          30.5
Net realized capital losses--Note 4  . . . . . . .        (0.6)         (3.0)
                                                      --------      --------
     NET INCOME  . . . . . . . . . . . . . . . . .        15.6          27.5
Unassigned deficit at beginning of year  . . . . .       (58.3)        (96.9)
Net unrealized capital (losses) gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .        (6.0)          5.0
Other reserves and adjustments . . . . . . . . . .        (0.5)          6.1
                                                      --------      --------
UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . .    $  (49.2)     $  (58.3)
                                                      ========      ========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                      Year ended December 31
                                                      -----------------------
                                                         1998          1997
                                                      -----------  ------------
                                                           (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums  . . . . . . . . . . . . . . .    $1,275.3      $ 877.0
  Net investment income . . . . . . . . . . . . . .       118.2         89.9
  Benefits to policyholders and beneficiaries . . .      (275.5)      (245.2)
  Dividends paid to policyholders . . . . . . . . .       (22.3)       (18.7)
  Insurance expenses and taxes  . . . . . . . . . .      (296.9)      (267.2)
  Net transfers to separate accounts  . . . . . . .      (874.4)      (715.2)
  Other, net  . . . . . . . . . . . . . . . . . . .       551.3        408.9
                                                       --------      -------
     NET CASH PROVIDED FROM OPERATIONS  . . . . . .       475.7        129.5
                                                       --------      -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases  . . . . . . . . . . . . . . . . .      (618.8)      (621.6)
  Bond sales  . . . . . . . . . . . . . . . . . . .       340.7        197.3
  Bond maturities and scheduled redemptions . . . .       111.8         34.1
  Bond prepayments  . . . . . . . . . . . . . . . .        76.5         51.6
  Stock purchases . . . . . . . . . . . . . . . . .       (23.4)       (15.7)
  Proceeds from stock sales . . . . . . . . . . . .         1.9          6.7
  Real estate purchases . . . . . . . . . . . . . .        (4.2)        (1.3)
  Real estate sales . . . . . . . . . . . . . . . .         2.1          0.4
  Other invested assets purchases . . . . . . . . .         0.0         (1.0)
  Proceeds from the sale of other invested assets .         0.0          0.3
  Mortgage loans issued . . . . . . . . . . . . . .      (145.5)       (94.5)
  Mortgage loan repayments  . . . . . . . . . . . .        33.2         32.4
  Other, net  . . . . . . . . . . . . . . . . . . .      (435.2)       393.1
                                                       --------      -------
     NET CASH USED IN INVESTING ACTIVITIES  . . . .      (660.9)       (18.2)
                                                       --------      -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in short-term note payable . . . . .        61.9          0.0
                                                       --------      -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES  .        61.9          0.0
                                                       --------      -------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS. . . . . . . . . . . . . . . . . . . .      (123.3)       111.3
Cash and temporary cash investments at beginning of
 year . . . . . . . . . . . . . . . . . . . . . . .       143.2         31.9
                                                       --------      -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR     $   19.9      $ 143.2
                                                       ========      =======

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $3.0 million in 1998 and $2.1 million in 1997.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $2.4 million, amounted to $10.7 million, which is included in policy reserves. The corresponding 1997 amounts were $1.2 million and $7.8 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $11.4 million and $13.1 million at December 31, 1998 and 1997, respectively, and generally is amortized over a ten-year period using a straight-line method.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and4 1/2% interest for policies issued in 1995 through 1998.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $38.2 million in 1998 and $29.6 million in 1997.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to AIDS claims under individual life insurance policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during 1998 and 1997.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Company
(IPL) on March 5, 1998. IPL manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                               1998      1997
                                                              -------  --------
                                                               (In millions)
Investment expenses . . . . . . . . . . . . . . . . . . . .    $ 8.3     $5.0
Interest expense  . . . . . . . . . . . . . . . . . . . . .      2.4      0.7
Depreciation expense  . . . . . . . . . . . . . . . . . . .      0.8      1.1
Investment taxes  . . . . . . . . . . . . . . . . . . . . .      0.7      0.4
                                                               -----     ----
                                                               $12.2     $7.2
                                                               =====     ====

NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                               1998     1997
                                                               ------  --------
                                                               (In millions)
Net gains from asset sales . . . . . . . . . . . . . . . . .   $ 7.6    $ 0.8
Capital gains tax  . . . . . . . . . . . . . . . . . . . . .    (2.9)    (0.7)
Net capital gains transferred to IMR . . . . . . . . . . . .    (5.3)    (3.1)
                                                               -----    -----
  Net Realized Capital Losses  . . . . . . . . . . . . . . .   $(0.6)   $(3.0)
                                                               =====    =====

Net unrealized capital (losses) gains and other adjustments consist of the following items:

                                                           1998         1997
                                                      ---------------  --------
                                                           (In millions)
Net (losses) gains from changes in security values
 and book value adjustments . . . . . . . . . . . .   $         (2.7)   $ 7.0
Increase in asset valuation reserve . . . . . . . .             (3.3)    (2.0)
                                                      --------------    -----
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments . . . . . . . . . . . . . . . . . .   $         (6.0)   $ 5.0
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1998 and 1997 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $157.5 million and $123.6 million in 1998 and 1997, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.7 million and $0.9 million in 1998 and 1997, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

The Company also has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received a net cash payment of $12.7 million in 1998 and made a net cash payment of $1.1 million in 1997 for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million in 1998 and transferred $2.4 million in 1997 of cash for mortality claims to the Company, which decreased by $0.5 million and increased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

At December 31, 1998, the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note is part of a revolving line of credit. Interest paid in 1998 was $2.9 million. The note is included in other general account obligations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
       December 31, 1998            Value      Gains       Losses      Value
       -----------------          ---------  ----------  ----------  ----------
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $    5.1     $ 0.1       $ 0.0      $    5.2
Obligations of states and
 political subdivisions . . . .        3.2       0.3         0.0           3.5
Corporate securities  . . . . .      925.2      50.4        15.0         960.6
Mortgage-backed securities  . .      252.3      10.0         0.1         262.2
                                  --------     -----       -----      --------
  Total bonds . . . . . . . . .   $1,185.8     $60.8       $15.1      $1,231.5
                                  ========     =====       =====      ========

              December 31, 1997
              -----------------
U.S. Treasury securities and obligations of
 U.S. government corporations and agencies .   $254.5  $ 0.2  $0.1    $  254.6
Obligations of states and political
 subdivisions. . . . . . . . . . . . . . . .     12.1    1.0   0.0        13.1
Debt securities issued by foreign governments     0.2    0.0   0.0         0.2
Corporate securities . . . . . . . . . . . .    712.7   43.9   2.7       753.9
Mortgage-backed securities . . . . . . . . .    113.2    3.5   0.0       116.7
                                               ------  -----  ----    --------
  Total bonds  . . . . . . . . . . . . . . .   $254.5  $48.6  $2.8    $1,138.5
                                               ======  =====  ====    ========

The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $   57.3    $   59.1
Due after one year through five years . . . . . . . . .      283.4       294.1
Due after five years through ten years  . . . . . . . .      374.9       388.7
Due after ten years . . . . . . . . . . . . . . . . . .      217.9       227.4
                                                          --------    --------
                                                             933.5       969.3
Mortgage-backed securities  . . . . . . . . . . . . . .      252.3       262.2
                                                          --------    --------
                                                          $1,185.8    $1,231.5
                                                          ========    ========

Gross gains of $3.4 million in 1998 and $1.1 million in 1997 and gross losses of $0.7 million in 1998 and $4.5 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $8.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $2.1 million and $0.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $1.3 million, and gross unrealized

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY depreciation totaled $0.3 million. The fair value of preferred stock totaled $36.5 million at December 31, 1998 and $17.2 million at December 31, 1997.

Bonds with amortized cost of $0.9 million were non-income producing for the twelve months ended December 31, 1998.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                          Statement                    Geographic           Statement
    Property Type           Value                    Concentration            Value
    -------------         ---------                  -------------          ---------
                        (In millions)                                     (In millions)
Apartments  . . . . .      $106.4                East North Central  .       $ 56.4
Hotels  . . . . . . .         9.6                East South Central  .          0.9
Industrial  . . . . .        71.9                Middle Atlantic . . .         26.2
Office buildings  . .        78.2                Mountain  . . . . . .         27.5
Retail  . . . . . . .        29.6                New England . . . . .         36.9
Agricultural  . . . .        71.5                Pacific . . . . . . .         96.4
Other . . . . . . . .        20.9                South Atlantic  . . .         83.8
                                                 West North Central  .         13.1
                                                 West South Central  .         43.3
                                                 Other . . . . . . . .          3.6
                           ------                                            ------
                                            -----
                           $388.1                                            $388.1
                           ======                                            ======

At December 31, 1998, the fair values of the commercial and agricultural mortgage loans portfolios were $331.3 million and $70.0 million, respectively. The corresponding amounts as of December 31, 1997 were approximately $243.8 million and $42.0 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.19% and 6.82% for agricultural loans and 8.88% and 6.56% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $590.2 million, $21.5 million, and $8.2 million, respectively. The corresponding amounts in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:

                                                         Assets (Liabilities)
                         Number of Contracts/   ---------------------------------------
                           Notional Amounts             1998                 1997
                        ---------------------   ---------------------  ----------------
                                                 Carrying     Fair     Carrying    Fair
                           1998        1997       Value      Value      Value      Value
                        ----------  ----------  ----------  ---------  --------  --------
                                                ($ In millions)
Futures contracts to
 sell securities  . .        947         367      $(0.5)     $ (0.5)    $(0.4)    $(0.4)
Interest rate swap
 agreements . . . . .     $365.0      $245.0         --       (17.7)       --      (7.8)
Interest rate cap
 agreements . . . . .       89.4        89.4        3.1         3.1       1.4       1.4
Currency rate swap
 agreements . . . . .       15.8        14.3         --        (3.3)       --      (2.1)

The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The futures contracts expire in 1999. The interest rate swap agreements expire in 1999 to 2009. The interest rate cap agreements expire in 2006 to 2007. The currency rate swap agreements expire in 2006 to 2009.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:

                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment)
  With market value adjustment . . . . . . . . .       $    0.9          0.1%
  At book value less surrender charge  . . . . .        1,677.9         88.8
                                                       --------        -----
     Total with adjustment . . . . . . . . . . .        1,678.8         88.9
Subject to discretionary withdrawal at book value
 (without adjustment)  . . . . . . . . . . . . .          203.6         10.8
Not subject to discretionary withdrawal--general
 account . . . . . . . . . . . . . . . . . . . .            6.5          0.3
                                                       --------        -----
     Total annuity reserves and deposit
      liabilities. . . . . . . . . . . . . . . .       $1,888.9        100.0%
                                                       ========        =====

NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $5.9 million and $24.8 million, respectively, at December 31, 1998. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $32.1 million at December 31, 1998. The majority of these commitments expire in 1999.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                           Year Ended December 31
                               ---------------------------------------------
                                         1998                    1997
                               -----------------------   -------------------
                                Carrying       Fair      Carrying      Fair
                                  Amount      Value       Amount      Value
                               -----------  -----------  ---------  -----------
                                               (In millions)
Assets
  Bonds--Note 6  . . . . . .    $1,185.8     $1,231.5    $1,092.7    $1,138.5
  Preferred stocks--Note 6 .        36.5         36.5        17.2        17.2
  Common stocks--Note 6  . .         3.1          3.1         2.3         2.3
  Mortgage loans on real
    estate--Note 6 . . . . .       388.1        401.3       273.9       285.8
  Policy loans--Note 1 . . .       137.7        137.7       106.8       106.8
  Cash and cash
    equivalents--Note 1  . .        19.9         19.9       143.2       143.2
Derivatives assets
 (liabilities) relating
 to:--Note 8
  Futures contracts  . . . .        (0.5)        (0.5)       (0.4)       (0.4)
  Interest rate swaps  . . .          --        (17.7)         --        (7.8)
  Currency rate swaps  . . .          --         (3.3)         --        (2.1)
  Interest rate caps . . . .         3.1          3.1         1.4         1.4
Liabilities
  Commitments--Note 10 . . .          --         32.1          --       194.5

The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of John Hancock's computer programs that have date-sensitive software, including those relied upon by the Company, may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology
(IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties, including those impacting the Company, is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, including those upon which the Company relies, would not have material adverse effect on John Hancock or the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has numerous customers that hold products of the Company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock and the Company depend. John Hancock's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account U of John Hancock Variable Life Insurance Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity), Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond Subaccounts) as of December 31, 1998, the related statements of operations and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 1998, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 1999

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                                                    INTERNATIONAL
                         LARGE CAP     SOVEREIGN       EQUITY      SMALL CAP    INTERNATIONAL
                           GROWTH         BOND          INDEX        GROWTH       BALANCED
                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                        ------------  ------------  -------------  ----------  ---------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $119,067,616  $246,843,261   $22,131,950   $4,671,821    $   872,075
Policy loans and
 accrued interest
 receivable . . . . .     16,147,381    55,619,144     2,397,098           --             --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         44,746        22,608        11,043        4,432            193
 M Fund Inc.  . . . .             --            --            --           --             --
                        ------------  ------------   -----------   ----------    -----------
Total assets  . . . .    135,259,743   302,485,013    24,540,091    4,676,253        872,268
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .         42,743        18,041        10,668        4,358            179
Asset charges payable          2,003         4,566           375           75             14
                        ------------  ------------   -----------   ----------    -----------
Total liabilities . .         44,746        22,607        11,043        4,433            193
                        ------------  ------------   -----------   ----------    -----------
Net assets  . . . . .   $135,214,997  $302,462,406   $24,529,048   $4,671,820    $   872,075
                        ============  ============   ===========   ==========    ===========




                                                                          DIVERSIFIED
                         MID CAP    LARGE CAP      MONEY      MID CAP       MID CAP
                          GROWTH      VALUE       MARKET       VALUE        GROWTH
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        ----------  ----------  -----------  ----------  -------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $5,215,506  $8,099,391  $56,379,509  $4,865,793   $ 1,474,379
Policy loans and
 accrued interest
 receivable . . . . .           --          --   13,719,225          --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . .          503       7,325       75,021       6,683         4,875
 M Fund Inc.  . . . .           --          --           --          --            --
                        ----------  ----------  -----------  ----------   -----------
Total assets  . . . .    5,216,009   8,106,716   70,173,755   4,872,476    11,479,254
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .          421       7,193       73,949       6,605         4,692
Asset charges payable           83         133        1,072          78           183
                        ----------  ----------  -----------  ----------   -----------
Total liabilities . .          504       7,326       75,021       6,683         4,875
                        ----------  ----------  -----------  ----------   -----------
Net assets  . . . . .   $5,215,505  $8,099,390  $70,098,734  $4,865,793   $ 1,474,379
                        ==========  ==========  ===========  ==========   ===========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1998

                        REAL ESTATE     GROWTH &                   SHORT-TERM   SMALL CAP
                          EQUITY         INCOME        MANAGED        BOND        VALUE
                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        -----------  --------------  ------------  ----------   ----------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $12,567,328  $  979,131,341  $399,830,146   $594,889    $4,397,861
Policy loans and
 accrued interest
 receivable . . . . .     1,977,690     169,750,538    72,723,821         --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        10,031         171,398       369,333        121         2,535
 M Fund Inc.  . . . .            --              --            --         --            --
                        -----------  --------------  ------------   --------    ----------
Total assets  . . . .    14,555,349   1,149,053,277   472,923,300    595,010     4,400,396
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        10,108         154,335       362,291        111         2,465
Asset charges payable           223          17,063         7,043         10            71
                        -----------  --------------  ------------   --------    ----------
Total liabilities . .        10,331         171,398       369,334        121         2,536
                        -----------  --------------  ------------   --------    ----------
Net assets  . . . . .   $14,545,018  $1,148,881,879  $472,553,966   $594,889    $4,397,860
                        ===========  ==============  ============   ========    ==========

                                                                  TURNER        BRANDES
                        INTERNATIONAL    EQUITY     STRATEGIC      CORE      INTERNATIONAL
                        OPPORTUNITIES     INDEX        BOND       GROWTH        EQUITY
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        -------------  -----------  ----------  ----------  ---------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    $3,699,780    $13,609,150  $1,105,468   $     --      $     --
Investments in shares
 of portfolios of M
 Fund Inc., at value                                              314,594       234,377
Policy loans and
 accrued interest
 receivable . . . . .            --             --          --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         1,445          4,574         332         --            --
 M Fund Inc.  . . . .            --             --          --      2,393             4
                         ----------    -----------  ----------   --------      --------
Total assets  . . . .     3,701,225     13,613,724   1,105,800    316,987       234,381
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .         1,384          4,350         314      2,388            --
Asset charges payable            61            224          18          5             4
                         ----------    -----------  ----------   --------      --------
Total liabilities . .         1,445          4,574         332      2,393             4
                         ----------    -----------  ----------   --------      --------
Net assets  . . . . .    $3,699,780    $13,609,150  $1,105,468   $314,594      $234,377
                         ==========    ===========  ==========   ========      ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               DECEMBER 31, 1998


                          FRONTIER     EMERGING
                          CAPITAL      MARKETS      GLOBAL                SMALL/MID    HIGH YIELD
                        APPRECIATION    EQUITY      EQUITY    BOND INDEX   CAP CORE       BOND
                         SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ------------  ----------  ----------  ----------  ----------  ------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .     $     --      $2,029       $949      $10,134       $108        $2,879
Investments in shares
 of portfolios of M
 Fund Inc., at value       357,497          --         --           --         --            --
Policy loans and
 accrued interest
 receivable . . . . .           --          --         --           --         --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . .           --          --         --           --         --            --
 M Fund Inc.  . . . .        2,404          --         --           --         --            --
                          --------      ------       ----      -------       ----        ------
Total assets  . . . .      359,901       2,029        949       10,134        108         2,879
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        2,398          --         --           --         --            --
Asset charges payable            6          --         --           --         --            --
                          --------      ------       ----      -------       ----        ------
Total liabilities . .        2,404                     --           --         --            --
                          --------      ------       ----      -------       ----        ------
Net assets  . . . . .     $357,497      $2,029       $949      $10,134       $108        $2,879
                          ========      ======       ====      =======       ====        ======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                            STATEMENTS OF OPERATIONS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                         LARGE CAP GROWTH                         SOVEREIGN BOND
                                                            SUBACCOUNT                              SUBACCOUNT
                                              -------------------------------------   --------------------------------------
                                                 1998         1997         1996          1998          1997          1996
                                              -----------  -----------  ------------  ------------  -----------  --------------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  . .   $11,641,271  $ 7,675,850  $ 9,763,606   $19,685,096   $17,409,990   $15,986,241
  M Fund Inc. . . . . . . . . . . . . . . .            --           --           --            --            --            --
 Interest income on policy loans  . . . . .     1,008,607      875,892      881,144     4,027,376     3,926,698     3,908,756
                                              -----------  -----------  -----------   -----------   -----------   -----------
Total investment income . . . . . . . . . .    12,649,878    8,551,742   10,644,750    23,712,472    21,336,688    19,894,997
Expenses:
 Mortality and expense risks  . . . . . . .       624,665      480,057      381,331     1,624,615     1,514,127     1,444,137
                                              -----------  -----------  -----------   -----------   -----------   -----------
Net investment income . . . . . . . . . . .    12,025,213    8,071,685   10,263,419    22,087,857    19,822,561    18,450,860
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain  . . . . . . . . . . . .     3,520,199    4,216,904      840,044     1,600,539     1,088,488       690,912
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .    18,509,310    7,920,403     (889,487)   (2,317,324)    2,987,952    (8,059,332)
                                              -----------  -----------  -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .    22,029,509   12,137,307      (49,443)     (716,785)    4,076,440    (7,368,420)
                                              -----------  -----------  -----------   -----------   -----------   -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $35,054,722  $20,208,992  $10,213,976   $21,371,072   $23,899,001   $11,082,440
                                              ===========  ===========  ===========   ===========   ===========   ===========

                             INTERNATIONAL EQUITY INDEX              SMALL CAP GROWTH
                                     SUBACCOUNT                         SUBACCOUNT
                        ------------------------------------  ------------------------------
                           1998        1997          1996       1998       1997       1996*
                        ----------  ------------  ----------  ---------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $3,394,842  $   840,616   $  166,193  $     --   $    976    $  1,207
  M Fund Inc. . . . .           --           --           --        --         --          --
 Interest income on
  policy loans  . . .      170,285      170,905      161,938        --         --          --
                        ----------  -----------   ----------  --------   --------    --------
Total investment
 income . . . . . . .    3,565,127    1,011,521      328,131        --        976       1,207
Expenses:
 Mortality and expense
  risks . . . . . . .      124,891      107,415       85,694    20,335     11,175       2,956
                        ----------  -----------   ----------  --------   --------    --------
Net investment income
 (loss) . . . . . . .    3,440,236      904,106      242,437   (20,335)   (10,199)     (1,749)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      148,419      209,781      254,188    55,393     34,153      (2,047)
 Net unrealized
  appreciation
  (depreciation)
  during the period .      105,161   (2,036,425)     676,006   518,731    226,085     (24,023)
                        ----------  -----------   ----------  --------   --------    --------
Net realized and
 unrealized gain
 (loss) on investments     253,580   (1,826,644)     930,194   574,124    260,238     (26,070)
                        ----------  -----------   ----------  --------   --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $3,693,816  $  (922,538)  $1,172,631  $553,789   $250,039    $(27,819)
                        ==========  ===========   ==========  ========   ========    ========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                            INTERNATIONAL BALANCED                  MID CAP GROWTH
                                  SUBACCOUNT                          SUBACCOUNT
                        -------------------------------  -----------------------------------
                          1998        1997      1996*       1998        1997         1996*
                        ----------  ---------  --------  ----------  -----------  -------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series                                                   $
   Trust I  . . . . .   $  57,587   $ 30,867   $  2,850  $  461,919          --    $    1,635
  M Fund Inc. . . . .          --         --         --          --          --            --
 Interest income on
  policy loans  . . .          --         --         --          --          --            --
                        ---------   --------   --------  ----------  ----------    ----------
Total investment
 income . . . . . . .      57,587     30,867      2,850     461,919          --         1,635
Expenses:
 Mortality and expense
  risks . . . . . . .       4,696      2,758        301      16,758       5,801           814
                        ---------   --------   --------  ----------  ----------    ----------
Net investment income
 (loss) . . . . . . .      52,891     28,109      2,549     445,161      (5,801)          821
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      (4,506)    12,000         65      73,958         394         1,295
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .      78,455    (41,999)     3,632     647,137     199,441        (3,899)
                        ---------   --------   --------  ----------  ----------    ----------
Net realized and
 unrealized gain
 (loss) on investments     73,949    (29,999)     3,697     721,095     199,835        (2,604)
                        ---------   --------   --------  ----------  ----------    ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 126,840   $ (1,890)  $  6,246  $1,166,256  $  194,034    $   (1,783)
                        =========   ========   ========  ==========  ==========    ==========

                               LARGE CAP VALUE                     MONEY MARKET
                                 SUBACCOUNT                         SUBACCOUNT
                        ------------------------------  ----------------------------------
                          1998        1997     1996*       1998        1997         1996
                        ----------  --------  --------  ----------  ----------  ------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $ 433,626   $266,440  $ 72,511  $2,888,490  $2,746,662   $2,527,378
  M Fund Inc. . . . .          --         --        --          --                       --
 Interest income on
  policy loans  . . .          --         --        --     973,241     957,390      929,499
                        ---------   --------  --------  ----------  ----------   ----------
Total investment
 income . . . . . . .     433,626    266,440    72,511   3,861,731   3,704,052    3,456,877
Expenses:
 Mortality and expense
  risks . . . . . . .      44,753     25,295     8,169     380,002     361,409      342,603
                        ---------   --------  --------  ----------  ----------   ----------
Net investment income     388,873    241,145    64,342   3,481,729   3,342,641    3,114,274
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .     673,582    217,073    11,265          --          --           --
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    (479,093)   532,936   197,424          --          --           --
                        ---------   --------  --------  ----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on investments    194,489    750,009   208,689          --          --           --
                        ---------   --------  --------  ----------  ----------   ----------
Net increase in net
 assets resulting from
 operations . . . . .   $ 583,362   $991,154  $273,031  $3,481,729  $3,342,641   $3,114,274
                        =========   ========  ========  ==========  ==========   ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                             MID CAP VALUE                     DIVERSIFIED MID CAP GROWTH
                                                              SUBACCOUNT                               SUBACCOUNT
                                                  ------------------------------------  -----------------------------------------
                                                     1998         1997        1996*         1998          1997            1996
                                                  -----------  -----------  ----------  ------------  -------------  --------------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  . . . .   $   40,338   $  178,590   $    7,418  $    217,686  $  1,022,881    $    265,602
  M Fund Inc. . . . . . . . . . . . . . . . . .           --           --           --            --            --              --
 Interest income on policy loans  . . . . . . .           --           --           --            --            --              --
                                                  ----------   ----------   ----------  ------------  ------------    ------------
Total investment income . . . . . . . . . . . .       40,338      178,590        7,418       217,686     1,022,881         265,602
Expenses:
 Mortality and expense risks  . . . . . . . . .       23,760        6,329          580        63,334        54,469          23,603
                                                  ----------   ----------   ----------  ------------  ------------    ------------
Net investment income . . . . . . . . . . . . .       16,578      172,261        6,838       154,352       968,412         241,999
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . . . .     (422,902)     121,152        1,099        56,968       533,297         125,955
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     (260,362)     (86,033)      23,234       334,213    (1,073,252)        615,079
                                                  ----------   ----------   ----------  ------------  ------------    ------------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .     (683,264)      35,119       24,333       391,181      (539,955)        741,034
                                                  ----------   ----------   ----------  ------------  ------------    ------------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $ (666,686)  $  207,380   $   31,171  $    545,533  $    428,457    $    983,033
                                                  ==========   ==========   ==========  ============  ============    ============




                                                           REAL ESTATE EQUITY                        GROWTH & INCOME
                                                               SUBACCOUNT                               SUBACCOUNT
                                                   ------------------------------------  ----------------------------------------
                                                      1998          1997        1996         1998          1997           1996
                                                   ------------  ----------  ----------  ------------  ------------  --------------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I . . . . .   $   817,633   $  957,079  $  477,763  $ 96,326,313  $ 99,799,718   $ 78,415,408
  M Fund Inc.  . . . . . . . . . . . . . . . . .            --           --          --            --            --             --
 Interest income on policy loans . . . . . . . .       145,212      140,515     117,955    11,727,553    10,448,315      9,420,070
                                                   -----------   ----------  ----------  ------------  ------------   ------------
Total investment income  . . . . . . . . . . . .       962,845    1,097,596     595,718   108,053,866   110,248,033     87,835,478
Expenses:
 Mortality and expense risks . . . . . . . . . .        86,610       76,454      50,069     5,589,689     4,658,703      3,854,562
                                                   -----------   ----------  ----------  ------------  ------------   ------------
Net investment income  . . . . . . . . . . . . .       876,235    1,021,142     545,649   102,464,177   105,589,330     83,980,916
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain . . . . . . . . . . . . . . .       442,876      551,925       9,177    22,835,488    16,543,458     15,416,898
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . . .    (3,720,942)     447,661   1,862,071   112,457,395    67,250,127     12,987,718
                                                   -----------   ----------  ----------  ------------  ------------   ------------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . . . . .    (3,278,066)     999,586   1,871,248   135,292,883    83,793,585     28,404,616
                                                   -----------   ----------  ----------  ------------  ------------   ------------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . . .   $(2,401,831)  $2,020,728  $2,416,897  $237,757,060  $189,382,915   $112,385,532
                                                   ===========   ==========  ==========  ============  ============   ============



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                        MANAGED                         SHORT-TERM BOND
                                      SUBACCOUNT                          SUBACCOUNT
                        --------------------------------------   -----------------------------
                           1998         1997          1996         1998       1997       1996
                        -----------  -----------  -------------  ---------  ---------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $37,907,821  $32,757,460  $ 37,103,617   $ 31,261   $  22,079   $11,196
  M Fund Inc. . . . .            --           --            --         --          --        --
 Interest income on
  policy loans  . . .     4,949,021    4,669,363     4,337,281         --          --        --
                        -----------  -----------  ------------   --------   ---------   -------
Total investment
 income . . . . . . .    42,856,842   37,426,823    41,440,898     31,261      22,079    11,196

Expenses:
 Mortality and expense
  risks . . . . . . .     2,381,406    2,111,314     1,886,000      3,542       2,202     1,201
                        -----------  -----------  ------------   --------   ---------   -------
Net investment income    40,475,436   35,315,509    39,554,898     28,209      19,877     9,995
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     5,853,076    5,663,060     3,870,923      2,008         235      (922)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    24,834,482   16,843,903   (11,548,110)    (5,287)      1,405    (1,542)
                        -----------  -----------  ------------   --------   ---------   -------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .    30,687,558   22,506,963    (7,677,187)    (3,279)      1,640    (2,464)
                        -----------  -----------  ------------   --------   ---------   -------
Net increase in net
 assets resulting from
 operations . . . . .   $71,162,994  $57,822,472  $ 31,877,711   $ 24,930   $  21,517   $ 7,531
                        ===========  ===========  ============   ========   =========   =======




                                SMALL CAP VALUE             INTERNATIONAL OPPORTUNITIES
                                   SUBACCOUNT                       SUBACCOUNT
                        ---------------------------------  -----------------------------
                           1998        1997       1996*      1998      1997        1996*
                        -----------  ----------  --------  --------  ----------  ---------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $   24,781   $ 256,363   $ 23,766  $ 27,799  $  35,111    $ 5,965
  M Fund Inc. . . . .           --          --         --        --         --         --
 Interest income on
  policy loans  . . .           --          --         --        --         --         --
                        ----------   ---------   --------  --------  ---------    -------
Total investment
 income . . . . . . .       24,781     256,363     23,766    27,799     35,111      5,965

Expenses:
 Mortality and expense
  risks . . . . . . .       23,711      10,530      2,451    19,481     11,575      3,038
                        ----------   ---------   --------  --------  ---------    -------
Net investment income        1,070     245,833     21,315     8,318     23,536      2,927
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .       61,917     129,604        891    64,757     78,058        304
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (364,359)    (32,439)    49,892   339,709   (141,034)    57,387
                        ----------   ---------   --------  --------  ---------    -------
Net realized and
 unrealized gain
 (loss) on
 investments  . . . .     (302,422)     97,165     50,783   404,466    (62,976)    57,691
                        ----------   ---------   --------  --------  ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ (301,372)  $ 342,998   $ 72,098  $412,784  $ (39,440)   $60,618
                        ==========   =========   ========  ========  =========    =======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                 EQUITY INDEX                  STRATEGIC BOND
                                  SUBACCOUNT                     SUBACCOUNT
                        -------------------------------  --------------------------
                           1998        1997      1996*    1998     1997       1996*
                        ----------  ----------  -------  -------  --------  ---------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  367,284  $  220,686  $ 7,847  $62,244  $84,597    $29,029
  M Fund Inc. . . . .           --          --       --       --       --         --
 Interest income on
  policy loans  . . .           --          --       --       --       --         --
                        ----------  ----------  -------  -------  -------    -------
Total investment
 income . . . . . . .      367,284     220,686    7,847   62,244   84,597     29,029
Expenses:
 Mortality and expense
  risks . . . . . . .       60,274      28,637      575    7,516    5,827      1,782
                        ----------  ----------  -------  -------  -------    -------
Net investment income      307,010     192,049    7,272   54,728   78,770     27,247
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      132,619      38,987    3,982   32,917    5,891      1,518
 Net unrealized
  appreciation
  (depreciation)
  during the
  period  . . . . . .    2,082,107   1,193,531   13,544   11,342   (3,195)     6,688
                        ----------  ----------  -------  -------  -------    -------
Net realized and
 unrealized gain
 (loss) on investments   2,214,726   1,232,518   17,526   44,259    2,696      8,206
                        ----------  ----------  -------  -------  -------    -------
Net increase in net
 assets resulting from
 operations . . . . .   $2,521,736  $1,424,567  $24,798  $98,987  $81,466    $35,453
                        ==========  ==========  =======  =======  =======    =======




                            TURNER CORE GROWTH        BRANDES INTERNATIONAL EQUITY
                                SUBACCOUNT                     SUBACCOUNT
                        --------------------------   -----------------------------
                          1998      1997    1996*      1998       1997       1996*
                        --------  --------  -------  ---------  --------  ------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I . . . . . .  $     --  $ 11,090  $   --   $ 13,237   $    --    $     --
  M Fund Inc. . . . .      5,535        --     415         --     2,278         255
 Interest income on
  policy loans . . . .        --                --         --        --          --
                        --------  --------  ------   --------   -------    --------
Total investment
 income. . . . . . .       5,535    11,090     415     13,237     2,278         255
Expenses:
 Mortality and expense
  risks. . . . . . .       1,022       505      31      1,143       746         122
                        --------  --------  ------   --------   -------    --------
Net investment income      4,513    10,585     384     12,094     1,532         133
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     14,364     3,166    (238)     1,184       133      (1,091)
 Net unrealized
  appreciation
  (depreciation)
  during the
  period . . . . . . .    49,605    12,370     456     15,813     2,674        (345)
                        --------  --------  ------   --------   -------    --------
Net realized and
 unrealized gain
 (loss) on investments    63,969    15,536     218     16,997     2,807      (1,436)
                        --------  --------  ------   --------   -------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 68,482  $ 26,121  $  602   $ 29,091   $ 4,339    $ (1,303)
                        ========  ========  ======   ========   =======    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                     EMERGING       GLOBAL                SMALL/MID    HIGH YIELD
                                 FRONTIER CAPITAL APPRECIATION    MARKETS EQUITY    EQUITY    BOND INDEX   CAP CORE       BOND
                                           SUBACCOUNT               SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                 ------------------------------   --------------  ----------  ----------  ----------  -------------
                                   1998        1997     1996*         1998**        1998**      1998**      1998**       1998**
                                 ----------  --------  ---------  --------------  ----------  ----------  ----------  -------------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I . . . . . . . . . .   $     --    $    --   $    --         $ 1           $ 1      $149           $--          $ 19
  M Fund Inc.  . . . . . . . .      1,888      8,986        --          --            --      --              --            --
 Interest income on policy
  loans. . . . . . . . . . . .         --         --        --          --            --          --          --            --
                                 --------    -------   -------         ---           ---        ----         ---          ----
Total investment income  . . .      1,888      8,986                     1             1      149                           19
Expenses:
 Mortality and expense risks .      2,096      1,464       112          --            --           3          --             1
                                 --------    -------   -------         ---           ---        ----         ---          ----
Net investment income (loss) .       (208)     7,522      (112)          1             1      146             --            18
Net realized and unrealized
 gain (loss) on investments:
 Net realized gain (loss)  . .     12,123      9,048    (1,199)         --             1      (1)             --            --
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . .    (17,930)    40,541     2,105          10            45      (196)            6           (26)
                                 --------    -------   -------         ---           ---        ----         ---          ----
Net realized and unrealized
 gain
 (loss) on investments . . . .     (5,807)    49,589       906          10            46        (197)          6           (26)
                                 --------    -------   -------         ---           ---        ----         ---          ----
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .   $ (6,015)   $57,111   $   794         $12           $46      $(52)          $ 6          $ (8)
                                 ========    =======   =======         ===           ===        ====         ===          ====



---------
* From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                      LARGE CAP GROWTH                              SOVEREIGN BOND
                                                         SUBACCOUNT                                   SUBACCOUNT
                                         ------------------------------------------   ------------------------------------------
                                             1998           1997           1996           1998           1997            1996
                                         -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $ 12,025,213   $  8,071,685   $ 10,263,419   $ 22,087,857   $ 19,822,561    $ 18,450,860
 Net realized gains  . . . . . . . . .      3,520,199      4,216,904        840,044      1,600,539      1,088,488         690,912
 Net unrealized appreciation
  (depreciation) during the period . .     18,509,310      7,920,403       (889,487)    (2,317,324)     2,987,952      (8,059,332)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     34,054,722     20,208,992     10,213,976     21,371,072     23,899,001      11,082,440
From policyholder transactions:
 Net premiums from policyholders . . .     21,681,632     18,819,133     20,123,261     32,901,747     31,136,450      34,090,208
 Net benefits to policyholders . . . .    (21,510,240)   (19,915,971)   (11,910,005)   (39,577,750)   (39,506,771)    (40,719,213)
 Net increase (decrease) in policy
  loans. . . . . . . . . . . . . . . .      2,561,877        (41,068)     2,044,193      1,607,456      1,612,490         897,069
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions. . . . . . . . . . . . .      2,733,269     (1,137,906)    10,257,449     (5,068,547)    (6,757,831)     (5,731,936)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net increase in net assets . . . . . .     36,787,991     19,071,086     20,471,425     16,302,525     17,141,170       5,350,504
Net assets at beginning of period  . .     98,427,006     79,355,920     58,884,495    286,159,881    269,018,711     263,668,207
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of period  . . . . .   $135,214,997   $ 98,427,006   $ 79,355,920   $302,462,406   $286,159,881    $269,018,711
                                         ============   ============   ============   ============   ============    ============




                                                   INTERNATIONAL EQUITIES INDEX                     SMALL CAP GROWTH
                                                            SUBACCOUNT                                 SUBACCOUNT
                                            ------------------------------------------   ---------------------------------------
                                                1998           1997           1996          1998          1997           1996*
                                            -------------  -------------  -------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)               $  3,440,236   $    904,106   $    242,437   $   (20,335)  $   (10,199)   $    (1,749)
 Net realized gains (losses)                     148,419        209,781        254,188        55,393        34,153         (2,047)
 Net unrealized appreciation
  (depreciation) during the period               105,161     (2,036,425)       676,006       518,731       226,085        (24,023)
                                            ------------   ------------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations                     3,693,816       (922,538)     1,172,631       553,789       250,039        (27,819)
From policyholder transactions:
 Net premiums from policyholders               6,549,988      6,398,146      8,485,184     2,382,203     1,906,439      1,361,402
 Net benefits to policyholders                (5,210,982)    (4,052,306)    (4,391,767)     (998,381)     (626,114)      (129,738)
 Net increase in policy loans                     86,200         41,466        287,879            --            --             --
                                            ------------   ------------   ------------   -----------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions                     1,425,206      2,387,306      4,381,296     1,383,822     1,280,325      1,231,664
                                            ------------   ------------   ------------   -----------   -----------    -----------
Net increase in net assets                     5,119,022      1,464,768      5,553,927     1,937,611     1,530,364      1,203,845
Net assets at beginning of period             19,410,026     17,945,258     12,391,331     2,734,209     1,203,845              0
                                            ------------   ------------   ------------   -----------   -----------    -----------
Net assets at end of period                 $ 24,529,048   $ 19,410,026   $ 17,945,258   $ 4,671,820   $ 2,734,209    $ 1,203,845
                                            ============   ============   ============   ===========   ===========    ===========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                         INTERNATIONAL BALANCED                       MID CAP GROWTH
                                                               SUBACCOUNT                               SUBACCOUNT
                                                  -------------------------------------   --------------------------------------
                                                     1998         1997         1996*         1998          1997          1996*
                                                  -----------  -----------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $   52,891   $   28,109   $     2,549   $   445,161   $    (5,801)   $      821
 Net realized gains (losses)  . . . . . . . . .       (4,506)      12,000            65        73,958           394         1,295
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .       78,455      (41,999)        3,632       647,137       199,441        (3,899)
                                                  ----------   ----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .      126,840       (1,890)        6,246     1,166,256       194,034        (1,783)
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .      341,482      602,033       216,486     3,164,065     1,031,218       599,576
 Net benefits to policyholders  . . . . . . . .     (310,766)    (102,953)       (5,403)     (612,975)     (294,344)      (30,542)
 Net increase in policy loans . . . . . . . . .           --           --            --            --            --            --
                                                  ----------   ----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .       30,716      499,080       211,083     2,551,090       736,874       569,034
                                                  ----------   ----------   -----------   -----------   -----------    ----------
Net increase in net assets  . . . . . . . . . .      157,556      497,190       217,329     3,717,346       930,908       567,251
Net assets at beginning of period . . . . . . .      714,519      217,329             0     1,498,159       567,251             0
                                                  ----------   ----------   -----------   -----------   -----------    ----------
Net assets at end of period . . . . . . . . . .   $  872,075   $  714,519   $   217,329   $ 5,215,505   $ 1,498,159    $  567,251
                                                  ==========   ==========   ===========   ===========   ===========    ==========




                                                        LARGE CAP VALUE                              MONEY MARKET
                                                           SUBACCOUNT                                 SUBACCOUNT
                                             --------------------------------------   ------------------------------------------
                                                1998          1997         1996*          1998           1997            1996
                                             ------------  ------------  -----------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income                       $   388,873   $   241,145   $   64,342   $  3,481,729   $  3,342,641    $  3,114,274
 Net realized gains .                            673,582       217,073       11,265             --             --              --
 Net unrealized appreciation (depreciation)
  during the period .                           (479,093)      532,936      197,424             --             --              --
                                             -----------   -----------   ----------   ------------   ------------    ------------
Net increase in net assets resulting from
 operations. . . . .                             583,362       991,154      273,031      3,481,729      3,342,641       3,114,274
From policyholder transactions:
 Net premiums from policyholders               4,214,076     3,739,319    2,999,086     24,612,731     19,023,054      15,561,906
 Net benefits to policyholders                (3,212,048)   (1,140,574)    (348,016)   (24,024,723)   (20,817,572)    (16,132,881)
 Net increase (decrease) in policy loans              --            --           --        421,166        390,775        (260,051)
                                             -----------   -----------   ----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions      1,002,028     2,598,745    2,651,070      1,009,174     (1,403,743)       (831,026)
                                             -----------   -----------   ----------   ------------   ------------    ------------
Net increase in net assets                     1,585,390     3,589,899    2,924,101      4,490,903      1,938,898       2,283,248
Net assets at beginning of period              6,514,000     2,924,101            0     65,607,831     63,668,933      61,385,685
                                             -----------   -----------   ----------   ------------   ------------    ------------
Net assets at end of period                  $ 8,099,390   $ 6,514,000   $2,924,101   $ 70,098,734   $ 65,607,831    $ 63,668,933
                                             ===========   ===========   ==========   ============   ============    ============



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                 MID CAP VALUE                              DIVERSIFIED MID CAP GROWTH
                                                   SUBACCOUNT                                       SUBACCOUNT
                                 ----------------------------------------------   ----------------------------------------------
                                       1998            1997           1996*             1998             1997            1996
                                 -----------------  ------------  --------------  -----------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income . . . .   $         16,578   $   172,261   $       6,838   $        154,352   $    968,412    $    241,999
 Net realized gains (losses) .           (422,902)      121,152           1,099             56,968        533,297         125,955
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . .           (260,362)      (86,033)         23,234            334,213     (1,073,252)        615,079
                                 ----------------   -----------   -------------   ----------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .           (666,686)      207,380          31,171            545,533        428,457         983,033
From policyholder transactions:
 Net premiums from
  policyholders. . . . . . . .          5,997,691     2,070,644         337,092          3,953,326      6,338,416       5,492,467
 Net benefits to policyholders         (2,912,034)     (190,430)         (9,035)        (3,311,846)    (3,379,629)     (1,284,991)
 Net increase in policy loans                  --            --              --                 --             --              --
                                 ----------------   -----------   -------------   ----------------   ------------    ------------
Net increase in net assets
 resulting from policyholder
 transactions. . . . . . . . .          3,085,657     1,880,214         328,057            641,480      2,958,787       4,207,476
                                 ----------------   -----------   -------------   ----------------   ------------    ------------
Net increase in net assets . .          2,418,971     2,087,594         359,228          1,187,013      3,387,244       5,190,509
Net assets at beginning of
 period. . . . . . . . . . . .          2,446,822       359,228               0         10,287,366      6,900,122       1,709,613
                                 ----------------   -----------   -------------   ----------------   ------------    ------------
Net assets at end of period  .   $      4,865,793   $ 2,446,822   $     359,228   $     11,474,379   $ 10,287,366    $  6,900,122
                                 ================   ===========   =============   ================   ============    ============




                                                  REAL ESTATE EQUITY                             GROWTH & INCOME
                                                      SUBACCOUNT                                    SUBACCOUNT
                                        ---------------------------------------   ----------------------------------------------
                                           1998          1997          1996            1998            1997             1996
                                        ------------  ------------  ------------  ---------------  --------------  ----------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . .   $   876,235   $ 1,021,142   $   545,649   $  102,464,177   $ 105,589,330    $  83,980,916
 Net realized gains . . . . . . . . .       442,876       551,925         9,177       22,835,488      16,543,458       15,416,898
 Net unrealized appreciation
  (depreciation) during the period  .    (3,720,942)      447,661     1,862,071      112,457,395      67,250,127       12,987,718
                                        -----------   -----------   -----------   --------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from operations  . . . . .    (2,401,831)    2,020,728     2,416,897      237,757,060     189,382,915      112,385,532
From policyholder transactions:
 Net premiums from policyholders  . .     6,295,255     7,786,904     3,620,035       92,955,980      86,308,294       76,046,396
 Net benefits to policyholders  . . .    (5,507,305)   (5,481,110)   (2,413,828)    (134,661,151)   (115,839,460)    (102,757,132)
 Net increase (decrease) in policy
  loans . . . . . . . . . . . . . . .       (83,216)      265,517       156,802       18,165,114      18,568,293       11,816,577
                                        -----------   -----------   -----------   --------------   -------------    -------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions . . . . . . . . . . . .       704,734     2,571,311     1,363,009      (23,540,057)    (10,962,873)     (14,894,159)
                                        -----------   -----------   -----------   --------------   -------------    -------------
Net increase in net assets  . . . . .    (1,697,097)    4,592,039     3,779,906      214,217,003     178,420,042       97,491,373
Net assets at beginning of period . .    16,242,115    11,650,076     7,870,170      934,664,876     756,244,834      658,753,461
                                        -----------   -----------   -----------   --------------   -------------    -------------
Net assets at end of period . . . . .   $14,545,018   $16,242,115   $11,650,076   $1,148,881,879   $ 934,664,876    $ 756,244,834
                                        ===========   ===========   ===========   ==============   =============    =============



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                            MANAGED                                 SHORT-TERM BOND
                                                           SUBACCOUNT                                  SUBACCOUNT
                                           ------------------------------------------   ----------------------------------------
                                               1998           1997           1996          1998          1997            1996
                                           -------------  -------------  -------------  -----------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . .   $ 40,475,436   $ 35,315,509   $ 39,554,898   $   28,209   $     19,877    $      9,995
 Net realized gains (losses) . . . . . .      5,853,076      5,663,060      3,870,923        2,008            235            (922)
 Net unrealized appreciation
  (depreciation) during the period . . .     24,834,482     16,843,903    (11,548,110)      (5,287)         1,405          (1,542)
                                           ------------   ------------   ------------   ----------   ------------    ------------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . .     71,162,994     57,822,472     31,877,711       24,930         21,517           7,531
From policyholder transactions:
 Net premiums from policyholders . . . .     40,631,684     40,318,523     40,512,423      435,150        278,114         328,192
 Net benefits to policyholders . . . . .    (55,447,667)   (54,498,285)   (52,043,620)    (274,762)      (218,771)        (90,988)
 Net increase in policy loans  . . . . .      5,379,590      4,761,829      4,766,548           --             --              --
                                           ------------   ------------   ------------   ----------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions    (9,436,393)    (9,417,933)    (6,764,649)     160,388         59,343         237,204
                                           ------------   ------------   ------------   ----------   ------------    ------------
Net increase in net assets . . . . . . .     61,726,601     48,404,539     25,113,062      185,318         80,860         244,735
Net assets at beginning of period  . . .    410,827,365    362,422,826    337,309,764      409,571        328,711          83,976
                                           ------------   ------------   ------------   ----------   ------------    ------------
Net assets at end of period  . . . . . .   $472,553,966   $410,827,365   $362,422,826   $  594,889   $    409,571    $    328,711
                                           ============   ============   ============   ==========   ============    ============




                                                              SMALL CAP VALUE                   INTERNATIONAL OPPORTUNITIES
                                                                SUBACCOUNT                              SUBACCOUNT
                                                   -------------------------------------   -------------------------------------
                                                      1998          1997         1996*        1998          1997         1996*
                                                   ------------  ------------  ----------  ------------  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income                             $     1,070   $   245,833   $  21,315   $     8,318   $   23,536    $    2,927
 Net realized gains .                                   61,917       129,604         891        64,757       78,058           304
 Net unrealized appreciation (depreciation)
  during the period .                                 (364,359)      (32,439)     49,892       339,709     (141,034)       57,387
                                                   -----------   -----------   ---------   -----------   ----------    ----------
Net increase (decrease) in net assets resulting
 from operations . . .                                (301,372)      342,998      72,098       412,784      (39,440)       60,618
From policyholder transactions:
 Net premiums from policyholders                     2,644,808     2,466,836     925,601     2,203,753    1,969,364     1,364,628
 Net benefits to policyholders                      (1,288,464)     (358,679)   (105,966)   (1,443,700)    (709,490)     (118,737)
 Net increase in policy loans                               --            --          --            --           --            --
                                                   -----------   -----------   ---------   -----------   ----------    ----------
Net increase in net assets resulting from
 policyholder transactions                           1,356,344     2,108,157     819,635       760,053    1,259,874     1,245,891
                                                   -----------   -----------   ---------   -----------   ----------    ----------
Net increase in net assets                           1,054,972     2,451,155     891,733     1,172,837    1,220,434     1,306,509
Net assets at beginning of period                    3,342,888       891,733           0     2,526,943    1,306,509             0
                                                   -----------   -----------   ---------   -----------   ----------    ----------
Net assets at end of period                        $ 4,397,860   $ 3,342,888   $ 891,733   $ 3,699,780   $2,526,943    $1,306,509
                                                   ===========   ===========   =========   ===========   ==========    ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                   EQUITY INDEX                         STRATEGIC BOND
                                    SUBACCOUNT                            SUBACCOUNT
                        -----------------------------------   -----------------------------------
                           1998          1997       1996*        1998          1997        1996*
                        ------------  -----------  ---------  ------------  -----------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $   307,010   $  192,049   $  7,272   $    54,728   $   78,770    $ 27,247
 Net realized gains .       132,619       38,987      3,982        32,917        5,891       1,518
 Net unrealized
  appreciation
  (depreciation)
  during the period .     2,082,107    1,193,531     13,544        11,342       (3,195)      6,688
                        -----------   ----------   --------   -----------   ----------    --------
Net increase in net
 assets resulting from
 operations . . . . .     2,521,736    1,424,567     24,798        98,987       81,466      35,453
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     4,632,113    6,068,371    350,310       798,935      807,985     718,958
 Net benefits to
  policyholders . . .    (1,120,852)    (260,531)   (31,362)   (1,158,109)    (201,240)    (76,965)
 Net increase in
  policy loans  . . .            --           --         --            --           --          --
                        -----------   ----------   --------   -----------   ----------    --------
Net increase
 (decrease) in net
 assets resulting from
 policyholder
 transactions . . . .     3,511,261    5,807,840    318,948      (359,176)     606,745     641,993
                        -----------   ----------   --------   -----------   ----------    --------
Net increase
 (decrease) in net
 assets . . . . . . .     6,032,997    7,232,407    343,746      (260,189)     688,211     677,446
Net assets at
 beginning of period      7,576,153      343,746          0     1,365,657      677,446           0
                        -----------   ----------   --------   -----------   ----------    --------
Net assets at end of
 period . . . . . . .   $13,609,150   $7,576,153   $343,746   $ 1,105,468   $1,365,657    $677,446
                        ===========   ==========   ========   ===========   ==========    ========




                              TURNER CORE GROWTH             BRANDES INTERNATIONAL
                                  SUBACCOUNT                         EQUITY
                        ------------------------------   ------------------------------
                          1998       1997      1996*       1998       1997       1996*
                        ---------  ---------  ---------  ---------  ---------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $  4,513   $ 10,585   $    384   $ 12,094   $  1,532    $    133
 Net realized gains
  (losses). . . . . .     14,364      3,166       (238)     1,184        133      (1,091)
 Net unrealized
  appreciation
  (depreciation)
  during the period .     49,605     12,370        456     15,813      2,674        (345)
                        --------   --------   --------   --------   --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations. . . . .      68,482     26,121        602     29,091      4,339      (1,303)
From policyholder
 transactions:
  Net premiums from
   policyholders. . .    203,590     91,440     26,825     55,021    146,796      68,170
  Net benefits to
   policyholders. . .    (77,651)    (9,878)   (14,937)   (10,341)   (34,985)    (22,411)
  Net increase in
   policy loans . . .         --         --         --         --         --          --
                        --------   --------   --------   --------   --------    --------
Net increase in net
 assets resulting from
 policyholder
 transactions. . . .     125,939     81,562     11,888     44,680    111,811      45,759
                        --------   --------   --------   --------   --------    --------
Net increase in net
 assets. . . . . . .     194,421    107,683     12,490     73,711    116,150      44,456
Net assets at
 beginning of period .   120,173     12,490          0    160,606     44,456           0
                        --------   --------   --------   --------   --------    --------
Net assets at end of
 period. . . . . . .    $314,594   $120,173   $ 12,490   $234,377   $160,606    $ 44,456
                        ========   ========   ========   ========   ========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                    FRONTIER CAPITAL              EMERGING        GLOBAL                  SMALL/MID    HIGH YIELD
                                      APPRECIATION              MARKETS EQUITY    EQUITY     BOND INDEX   CAP CORE        BOND
                                       SUBACCOUNT                 SUBACCOUNT     SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                             -------------------------------   ---------------  -----------  ----------  -----------  -------------
                               1998        1997      1996*         1998**         1998**       1998**      1998**        1998**
                             ----------  ---------  ---------  ---------------  -----------  ----------  -----------  -------------
                             ------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss) . . . . . . . . .   $    (208)  $  7,522   $   (112)      $    1          $  1       $   146       $ --         $   18
 Net realized gains
  (losses) . . . . . . . .
                                12,123      9,048     (1,199)          --             1            (1)        --             --
 Net unrealized
  appreciation
  (depreciation) during the
  period . . . . . . . . .     (17,930)    40,541      2,105           10            45          (196)         6            (26)
                             ---------   --------   --------       ------          ----       -------       ----         ------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .      (6,015)    57,111        794           12            46           (52)         6             (8)
From policyholder
 transactions:
 Net premiums from
  policyholders. . . . . .     128,779    327,804     58,477        2,017           916        10,255        104          2,887
 Net benefits to
  policyholders. . . . . .    (146,083)   (47,276)   (16,094)          --           (13)          (69)        (2)            --
 Net increase in policy
  loans. . . . . . . . . .          --         --         --           --            --            --         --             --
                             ---------   --------   --------       ------          ----       -------       ----         ------
Net increase (decrease) in
 net assets resulting from
 policyholder transactions     (17,304)   280,528     42,383        2,017           903        10,186        102          2,887
                             ---------   --------   --------       ------          ----       -------       ----         ------
Net increase (decrease) in
 net assets  . . . . . . .     (23,319)   337,639     43,177        2,029           949        10,134        108          2,879
Net assets at beginning of
 period. . . . . . . . . .     380,816     43,177          0            0             0             0          0              0
                             ---------   --------   --------       ------          ----       -------       ----         ------
Net assets at end of period  $ 357,497   $380,816   $ 43,177       $2,029          $949       $10,134       $108         $2,879
                             =========   ========   ========       ======          ====       =======       ====         ======



---------
*  From May 1, 1996 (commencement of operations).
** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION

  John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-six subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed and made available to policyholders. The twenty-six Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, Emerging Markets Equity, International Equity Index (formerly, International Equities), Global Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Bond Index, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity) and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of underlying portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at an annual rate of .50% of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account. With respect to the single premium policy, during the first nine years after policy issue, JHVLICO assesses a contingent deferred sales charge at varying levels in the event of early surrender of the variable life insurance policy.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyowner indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1998 are as follows:


                SUBACCOUNT            SHARES OWNED      COST          VALUE
                ----------            ------------  ------------  --------------
      Large Cap Growth  . . . . . .      4,545,570  $ 84,573,121   $119,067,616
      Sovereign Bond  . . . . . . .     24,879,367   241,005,026    246,843,261
      International Equity Index  .      1,422,311    22,966,825     22,131,950
      Small Cap Growth  . . . . . .        359,715     3,591,029      4,671,821
      International Balanced  . . .         78,392       831,987        872,075
      Mid Cap Growth  . . . . . . .        345,044     4,372,829      5,215,506
      Large Cap Value . . . . . . .        577,691     7,848,124      8,099,391
      Money Market  . . . . . . . .      5,637,951    56,379,509     56,379,509
      Mid Cap Value . . . . . . . .        399,298     5,188,954      4,865,793
      Diversified Mid Cap Growth  .        719,866    11,472,860     11,474,379
      Real Estate Equity  . . . . .      1,008,631    13,967,388     12,567,328
      Growth & Income . . . . . . .     50,231,610   692,239,887    979,131,341
      Managed . . . . . . . . . . .     25,570,773   331,045,015    399,830,146
      Short-Term Bond . . . . . . .         59,202       599,175        594,889
      Small Cap Value . . . . . . .        379,491     4,744,767      4,397,861
      International Opportunities .        302,898     3,443,718      3,699,780
      Equity Index  . . . . . . . .        768,760    10,319,970     13,609,150
      Strategic Bond  . . . . . . .        104,295     1,090,632      1,105,468
      Turner Core Growth  . . . . .         17,364       252,164        314,594
      Brandes International Equity             286       215,546        234,377
      Frontier Capital Appreciation         23,691       332,781        357,497
      Emerging Markets Equity . . .            286         2,018          2,029
      Global Equity . . . . . . . .             96           905            949
      Bond Index  . . . . . . . . .            995        10,330         10,134
      Small/Mid Cap CORE  . . . . .             12           102            108
      High Yield Bond . . . . . . .            312         2,904          2,879

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  Purchases, including reinvestment of dividend distributions, and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1998, were as follows:


                   SUBACCOUNT                 PURCHASES        SALES
                   ----------                ------------  -------------
      ------------------------------------------------------------------
      Large Cap Growth . . . . . . . . . .   $ 19,367,847   $ 7,501,137
      Sovereign Bond . . . . . . . . . . .     33,402,071    17,988,887
      International Equity Index . . . . .      7,033,127     2,252,047
      Small Cap Growth . . . . . . . . . .      1,972,456       608,967
      International Balanced . . . . . . .        438,208       354,600
      Mid Cap Growth . . . . . . . . . . .      3,336,975       340,721
      Large Cap Value  . . . . . . . . . .      4,160,158     2,769,256
      Money Market . . . . . . . . . . . .     15,639,875    11,585,569
      Mid Cap Value  . . . . . . . . . . .      5,498,434     2,396,199
      Diversified Mid Cap Growth . . . . .      2,725,823     1,929,990
      Real Estate Equity . . . . . . . . .      4,375,013     2,710,599
      Growth & Income  . . . . . . . . . .    111,682,662    51,376,337
      Managed  . . . . . . . . . . . . . .     45,721,961    20,140,134
      Short-Term Bond  . . . . . . . . . .        482,833       294,235
      Small Cap Value  . . . . . . . . . .      2,396,355     1,038,940
      International Opportunities  . . . .      1,920,034     1,151,664
      Equity Index . . . . . . . . . . . .      4,341,321       523,049
      Strategic Bond . . . . . . . . . . .        776,899     1,081,347
      Turner Core Growth . . . . . . . . .        188,513        58,060
      Brandes International Equity . . . .         69,781        13,006
      Frontier Capital Appreciation  . . .        132,905       150,417
      Emerging Markets Equity  . . . . . .          2,018             0
      Global Equity  . . . . . . . . . . .            917            13
      Bond Index . . . . . . . . . . . . .         10,403            72
      Small/Mid Cap CORE . . . . . . . . .            104             2
      High Yield Bond  . . . . . . . . . .          2,905             1



5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Life Account U, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE       PAGE        KEY WORD OR PHRASE                  PAGE
Account. . . . . . . .    23                                              25
attained age . . . . .    8                                               8
beneficiary. . . . . .    23                                              8
business day . . . . .    23                                              4

cash value . . . . . .
charges. . . . . . . .    7                                               11
Code . . . . . . . . .    29                                              14
cost of insurance rates   8                                               25
date of issue. . . . .    25                                              25
death benefit. . . . .    3                                               4
deductions . . . . . .    7                                               2

dividends                                                                 16
expenses of the Trust.    9                                               6
face amount. . . . . .    12                                              2

Fixed Extended Term. .                                                    23
full surrender . . . .    11                                              1
fund . . . . . . . . .    2                                               12
grace period . . . . .    6                                               23
guaranteed minimum
 death benefit . . . .    6                                               11
insurance charge . . .    8                                               11
insured person . . . .    4                                               29
investment options . .    1                                               16
JHVLICO. . . . . . . .    23                                              10
John Hancock Variable
 Series Trust  . . . .    2                                               1

lapse. . . . . . . . .    6
loan . . . . . . . . .    11                                              23
loan interest. . . . .    12                                              4

                                    PART II

                          UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       REPRESENTATION OF REASONABLENESS

   John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

   Pursuant to Section X of JHVLICO's Bylaws and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission of an officer or a director of JHVLICO.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT


     This Registration Statement comprises the following Papers and Documents:

     The facing sheet.

     Cross-Reference Table

     The annual premium prospectus consisting of __ pages.

     The undertaking to file reports.

     The signatures.

     The following exhibits:

1.A. (1) JHVLICO Board Resolution establishing the separate account, previously filed electronically on April 12, 1996.

     (2) Not Applicable

     (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

         (b) Specimen Variable Contracts Selling Agreement between John Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

         (c) Schedule of sales commissions included in Exhibit 1. A. (3) (a) above.

     (4) Not Applicable

     (5)     (a) Form of annual premium policy, included in Post-Effective
                  Amendment No. 15 to this File No. 2-68061 filed in October, 1988.

             (b) Form of single premium policy, incorporated in Post-Effective
                  Amendment No. 6 to this File No. 2-68061 filed in October,
                  1984.

             (c) Forms of endorsement for annual premium policies to reflect separate account restructuring included in Post-Effective Amendment No. 8 to this File No. 2-68061 filed December, 1985

             (d) Forms of endorsement for single premium policies to reflect separate account restructuring included in Post-Effective Amendment No. 8 to this File No. 2-68061 filed December, 1985

     (6)     (a) JHVLICO Certificate of Incorporation, included in the initial
                  Registration Statement under this File No. 2-68061, filed in June, 1980

             (b) JHVLICO By-laws, included in the initial Registration Statement under this File No. 2-68061, filed in June, 1980

     (7)     Not Applicable

     (8)     Not Applicable

     (9)     Not Applicable

     (10) Forms of application for Policies, included in Post-Effective Amendment No. 3 to this File No. 2-68061 filed in March, 1983 (annual premium policies) and Post-Effective Amendment No. 6 to this File No. 2-68061 filed in October, 1984 (single premium policy)

2.   Included as Exhibit 1.A (5) above

3. Opinion and consent of counsel as to securities being registered included in Post-Effective Amendment No. 14 to this File No. 2-68061 filed in June, 1988

4.   Not Applicable

5.   Not Applicable

6.(a) Opinion and consent of actuary.

7.  Consent of independent auditors (Filed herewith).

8. Memorandum describing JHVLICO's issuance, transfer and redemption procedures for Policies pursuant to Rule 6e-2(b)(12)(ii) and method of computing adjustments in payments and cash values of Policies upon conversion to fixed benefit policies pursuant to Rule 6e-2(b)(13)(v)(B), included in Post-Effective Amendment No. 10 to this File No. 2-68061 filed in March, 1986

9. Power of attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report for John Hancock Variable Life Insurance Company (File No. 33-62895) filed March 28, 1997. Powers of attorney for D'Alessandro, Lee, Van Leer, Tomlinson, Reitano, Luddy and
    Paster. included in Post-Effective Amendment No. 22 to this file no. 2-68061 filed in April, 1995.

10. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b) (Filed herewith).


                             PRIOR EXEMPTIVE ORDER


    JHVLICO, its Variable Life Account U (formerly JHVLICO's Variable Life Bond Account) and John Hancock intend to continue to rely, to the extent necessary, on the exemptive relief granted to them in SEC Release No. IC-14,365 (February 11, 1985).

----------------------------------------

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         President



Attest:    /s/ SANDRA M. DADALT
           ----------------------
           Sandra M. DaDalt
           Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                              Date
----------                     -----                              ----


/s/ PATRICK F. SMITH
--------------------
Patrick F. Smith           Controller (Principal Accounting     April 29, 1999
                           Officer and Acting Principal
                           Financial Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)                   April 29, 1999

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Malcolm Cheung         Director
            Joseph A. Tomlinson    Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1999.


                         On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By  /s/ Michele G. Van Leer
                                     -----------------------
                                     Michele G. Van Leer
                                     President



Attest   /s/ SANDRA M. DADALT
         ----------------------
         Sandra M. DaDalt
         Assistant Secretary